   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 7, 1997.

                                               SECURITIES ACT FILE NO. 333-
                                        INVESTMENT COMPANY ACT FILE NO. 811-5870

       POST-EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT AS STATED BELOW
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM N-2

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /X/

                          PRE-EFFECTIVE AMENDMENT NO.                      / /
                          POST-EFFECTIVE AMENDMENT NO.                     / /
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /X/
                                AMENDMENT NO. 13                           /X/
                        (CHECK APPROPRIATE BOX OR BOXES)
                            ------------------------

                 MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 800 SCUDDERS MILL ROAD                                              08536
                 PLAINSBORO, NEW JERSEY                                           (ZIP CODE)
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (609) 282-2800
                            ------------------------

                                 ARTHUR ZEIKEL
                 MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

               THOMAS R. SMITH, JR., ESQ.                                  PATRICK D. SWEENEY, ESQ.
                    BROWN & WOOD LLP                                 MERRILL LYNCH ASSET MANAGEMENT, L.P.
                 ONE WORLD TRADE CENTER                                          P.O. BOX 9011
              NEW YORK, NEW YORK 10048-0557                            PRINCETON, NEW JERSEY 08543-9011


                            ------------------------

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration
Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the 'Securities Act'), other than securities offered only in connection with dividend or interest reinvestment plans, check the following
box.      /X/

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier
effective registration statement for the same offering.       / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434
under the Securities Act, please check the following box.     / /

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                              MAXIMUM            MAXIMUM
         TITLE OF SECURITIES             AMOUNT BEING     OFFERING PRICE        AGGREGATE             AMOUNT OF
          BEING REGISTERED                REGISTERED         PER UNIT       OFFERING PRICE(1)    REGISTRATION FEE(2)
                                          50,000,000
Common Stock, ($.10 par value).......       shares            $10.00           $500,000,000          $151,516(3)

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933.

(2) Transmitted prior to the filing date to the designated lockbox at Mellon Bank in Pittsburgh, PA.

(3) The amount of the registration fee does not include $502,496.66 which has previously been paid to the Commission for registration fees relating to 152,558,759 shares registered pursuant to Securities Act File Nos. 333-15973 and 33-64023 and unissued as of October 31, 1997.

                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.


    PURSUANT TO RULE 429 UNDER THE SECURITIES ACT, THE PROSPECTUS IN THIS REGISTRATION STATEMENT IS A COMBINED PROSPECTUS AND RELATES TO REGISTRATION STATEMENT NOS. 333-15973 AND 33-64023, AS AMENDED, PREVIOUSLY FILED BY THE REGISTRANT ON FORM N-2. THIS REGISTRATION STATEMENT ALSO CONSTITUTES POST-EFFECTIVE AMENDMENT NO. 1 TO REGISTRATION STATEMENT NO. 333-15973 AND POST-EFFECTIVE AMENDMENT NO. 2 TO REGISTRATION STATEMENT NO. 33-64023, AND SUCH POST-EFFECTIVE AMENDMENTS SHALL HEREAFTER BECOME EFFECTIVE CONCURRENTLY WITH THE EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND IN ACCORDANCE WITH SECTION 8(C) OF THE SECURITIES ACT. THE REGISTRATION STATEMENT AND THE REGISTRATION STATEMENTS AMENDED HEREBY ARE COLLECTIVELY REFERRED TO HEREUNDER AS THE 'REGISTRATION STATEMENT.'
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.
                             CROSS REFERENCE SHEET
                            PURSUANT TO RULE 404(C)

ITEM NUMBER, FORM N-2                              CAPTION IN PROSPECTUS
---------------------------------------------  ------------------------------
PART A
 1.            Outside Front Cover Page......  Cover Page

 2.            Inside Front and Outside Back
                 Cover Pages.................  Cover Page

 3.            Fee Table and Synopsis........  Prospectus Summary; Fee Table

 4.            Financial Highlights..........  Financial Highlights

 5.            Plan of Distribution..........  Prospectus Summary; Purchase
                                               of Shares

 6.            Selling Shareholders..........  Not Applicable

 7.            Use of Proceeds...............  Investment Objective and
                                               Policies

 8.            General Description of the
                 Registrant..................  The Fund; Prospectus Summary;
                                               Investment Objective and
                                                 Policies; Special Leverage
                                                 Considerations; Investment
                                                 Restrictions

 9.            Management....................  Directors and Officers;
                                               Investment Advisory and
                                                 Administrative Arrangements

10.            Capital Stock, Long-Term Debt,
                 and Other Securities........  Description of Capital Stock

11.            Defaults and Arrears on Senior
                 Securities..................  Not Applicable

12.            Legal Proceedings.............  Not Applicable

13.            Table of Contents of the
                 Statement of Additional
                 Information.................  Not Applicable

PART B
14.            Cover Page....................  Not Applicable


15.            Table of Contents.............  Not Applicable

16.            General Information and
                 History.....................  Not Applicable

17.            Investment Objective and
                 Policies....................  Investment Objective and
                                               Policies; Investment
                                                 Restrictions

18.            Management....................  Directors and Officers;
                                               Investment Advisory and
                                                 Administrative Arrangements

19.            Control Persons and Principal
                 Holders of Securities.......  Investment Advisory and
                                               Administrative Arrangements

20.            Investment Advisory and Other
                 Services....................  Investment Advisory and
                                               Administrative Arrangements;
                                                 Custodian; Experts

21.            Brokerage Allocation and Other
                 Practices...................  Portfolio Transactions

22.            Tax Status....................  Taxes

23.            Financial Statements..........  Financial Statements

PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT.
A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY
NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME
THE REGISTRATION STATEMENT BECOMES EFFECTIVE.  THIS PROSPECTUS SHALL
NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE[NB]IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

      SUBJECT TO COMPLETION PRELIMINARY PROSPECTUS DATED NOVEMBER 7, 1997

PROSPECTUS
DECEMBER   , 1997

                 MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.
                                  COMMON STOCK
                            ------------------------

Merrill Lynch Senior Floating Rate Fund, Inc. (the 'Fund') is a continuously offered, non-diversified, closed-end fund. The Fund seeks as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans ('Corporate Loans') primarily in the form of participation interests in Corporate Loans made by banks and other financial institutions. It is anticipated that the Corporate Loans will pay interest at rates which float or reset at a margin above a generally-recognized base lending rate such as the prime rate of a designated U.S. bank, the Certificate of Deposit rate or the London InterBank Offered Rate. There can be no assurance that the investment objective of the Fund will be realized.

    Shares of Common Stock of the Fund are offered on a best efforts basis at a price equal to the next determined net asset value per share without a front-end sales charge. As of the date of this Prospectus, net asset value per share is
$   . Shares may be purchased directly from Merrill Lynch Funds Distributor,
Inc. (the 'Distributor'), P.O. Box 9081, Princeton, New Jersey 08543-9081 (609) 282-2800, or from securities dealers which have entered into dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ('Merrill Lynch'). Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases directly through the Fund's transfer agent are not subject to the processing fee. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that different minimums may be applicable to certain retirement accounts and other retirement plans. See 'Purchase of Shares.'

    No market presently exists for the Fund's Common Stock and it is not currently expected that a secondary market will develop. Since the Fund's Common Stock may not be considered readily marketable, the Board of Directors of the Fund presently intends to consider the making of tender offers on a quarterly basis to purchase all or a portion of the Common Stock of the Fund from shareholders at the net asset value per share. See 'Tender Offers.' Shares of

Common Stock which have been held for less than three years and which are purchased by the Fund pursuant to tender offers will be subject to an 'Early Withdrawal Charge' which will not exceed 3.0% of the original purchase amount for such Common Stock, and which will be paid to the Fund's distributor. See 'Early Withdrawal Charge.'

    Merrill Lynch Asset Management, L.P. (the 'Investment Adviser'), an affiliate of Merrill Lynch, acts as investment adviser and administrator for the Fund. The address of the Fund is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800. Investors are advised to read this Prospectus carefully and retain it for future reference. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains material incorporated by reference herein and other information regarding the Fund.
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED
     UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                    TO THE CONTRARY IS A CRIMINAL OFFENSE.

[CAPTION]

                                          PRICE TO                UNDERWRITING              PROCEEDS TO
                                         PUBLIC(1)                DISCOUNT(2)                 FUND(3)
Per Share.......................             $                        None                       $
Total(3)........................             $                        None                       $

(1) The Common Stock is offered on a best efforts basis at a price equal to net asset value, which, from November 3, 1989 (commencement of operations) to
    the date of this Prospectus, has ranged from $   to $     per share.

(2) Because Merrill Lynch Funds Distributor, Inc. will pay all offering expenses (other than registration fees) and sales commissions to selected dealers (primarily Merrill Lynch) from its own assets, all of the proceeds of the offering will be available to the Fund for investment in portfolio securities. See 'Purchase of Shares.'

(3) These amounts (a) do not take into account prepaid registration fees, in the
    amount of approximately $       , which are being charged to income as the
    related shares are issued, and (b) assume all shares currently registered are sold pursuant to a continuous offering.
                            ------------------------

              MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR
              Merrill Lynch Asset Management--Investment Adviser

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.

THE FUND..................................  Merrill Lynch Senior Floating Rate Fund, Inc. (the 'Fund') is a
                                            continuously offered, non-diversified, closed-end fund. See 'The
                                            Fund.'

THE OFFERING..............................  Shares of Common Stock of the Fund may be offered by Merrill Lynch
                                            Funds Distributor, Inc. (the 'Distributor') and other securities dealers which have entered into selected dealer agreements with the
                                            Distributor, including Merrill Lynch, Pierce, Fenner & Smith
                                            Incorporated ('Merrill Lynch').
                                            The Fund will offer its Common Stock at a price equal to the next determined net asset value per share without a front-end sales charge. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except with respect to retirement plans, the minimum initial purchase is $250 and minimum subsequent purchase is $1. For plans established under Sections 401(k) and 403(b) of the
                                            Internal Revenue Code of 1986 which are maintained through Merrill
                                            Lynch, there are no minimum initial or subsequent purchase requirements. The Fund reserves the right to waive or modify the initial and subsequent minimum investment requirements at any time.
                                            See 'Purchase of Shares.'

                                            The Fund presently intends to offer only shares of Common Stock.
                                            Although the Fund has no present intention to do so, it may in the future offer shares of preferred stock, subject to the requirements of the Investment Company Act of 1940, as amended (the '1940 Act').

INVESTMENT OBJECTIVE AND POLICIES.........  The investment objective of the Fund is to provide shareholders with as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized loans
                                            ('Corporate Loans') made to U.S. or non-U.S. corporations
                                            ('Borrowers') that meet credit standards established by the
                                            Investment Adviser.

                                            The Fund invests primarily in Corporate Loans that have interest rates which float at a margin above a generally-recognized base lending rate such as the prime rate (the "Prime Rate") of a designated U.S. bank, or in variable rate
                                            Corporate Loans which provide for the adjustment of interest rates to the base rate on set dates, typically 30 days but not to exceed one year, such as the
                                            Certificate of Deposit ('CD') rate or the London InterBank Offered Rate ('LIBOR').
                                            Under normal market conditions, at least 65% of the total assets of the Fund will be invested in floating or variable rate Corporate Loans made to corporations.

                                            Except during interim periods pending investment of the net proceeds of the public offering of the Fund's securities and during temporary defensive periods when, in the opinion of the Investment Adviser, suitable Corporate Loans are not available for investment by the Fund or prevailing market or economic conditions warrant, the Fund will invest at least 80% of its total assets in interests in Corporate
                                            Loans, and the remainder of its total assets in senior loans made on an unsecured basis to Borrowers that meet the credit standards established by the Investment Adviser ('Unsecured Corporate Loans'),
                                            in cash or in secured or unsecured short-term debt obligations rated within the four highest rating categories assigned by a nationally recognized rating service, or determined to be of comparable quality by the Investment Adviser. Obligations rated in the fourth highest rating category may include obligations considered to have certain speculative characteristics. The Fund has no restrictions on portfolio maturity, but it is anticipated that a majority of the
                                            Corporate Loans in which it will invest will have stated maturities ranging from three to ten years. As a result of prepayments, however, the average life of the Corporate Loans is expected to be in the two to three year range.

                                            The net asset value of the shares of Common Stock of an investment company which invests primarily in fixed-income securities changes as the general level of interest rates fluctuates. The Investment
                                            Adviser expects the Fund's net asset value to be relatively stable during normal market conditions because the Fund's portfolio will consist primarily of floating and variable rate Corporate Loans and to a lesser extent short-term instruments. For this reason, the
                                            Investment Adviser expects the value of the Fund's portfolio to fluctuate significantly less as a result of interest rate changes than would a portfolio of fixed-rate obligations. However, because the Fund's policy is to invest primarily in floating and variable rate obligations and variable interest rates only reset periodically, the Fund's net asset value may fluctuate from time to time in the event of an imperfect correlation between the interest rates on variable rate loans in the Fund's portfolio and prevailing interest rates. Also, defaults on Corporate Loans could cause a decline in the
                                            Fund's net asset value.

                                            The Fund will invest in a Corporate Loan only if, in the Investment
                                            Adviser's judgment, the Borrower can meet debt service on such
                                            Corporate Loan. The Investment Adviser will perform its own credit analysis of the Borrower. Since the minimum debt rating of a Borrower may not have a meaningful relation to the quality of such Borrower's senior collateralized debt, the Fund does not impose any minimum standard regarding the rating of other debt instruments of the
                                            Borrower. The Fund will only invest in Unsecured Corporate

                                            Loans made to Borrowers that meet the credit standards established by the Investment Adviser for Corporate Loans.

                                            The Corporate Loans in which the Fund invests primarily consist of direct obligations of a Borrower undertaken to finance the growth of the Borrower's business internally or externally, or to finance a capital restructuring. A significant portion of such Corporate Loans are highly leveraged loans such as leveraged buy-out loans, leveraged recapitalization loans and other types of acquisition loans. As noted
                                            above, the Fund may invest in Corporate Loans which are made to
                                            non-U.S. Borrowers, provided that the loans are U.S. dollar-
                                            denominated or otherwise provide for payment to the Fund in U.S.
                                            dollars, and any such Borrower meets the credit standards established by the Investment Adviser for U.S. Borrowers. The Fund similarly may invest in loans to U.S. Borrowers with significant
                                            non-dollar-denominated revenues provided that the loans are U.S.
                                            dollar-denominated or otherwise provide for payment in U.S. dollars.
                                            In all cases where the Corporate Loans are not denominated in U.S.
                                            dollars, the Corporate Loan facility will provide for payments to the lenders, including the Fund, in U.S. dollars pursuant to foreign currency swap arrangements. See 'Investment Objective and Policies.'
                                            Loans to such non-U.S. Borrowers or U.S. Borrowers may involve risks not typically involved in domestic investment, including fluctuation in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such loans.

                                            Corporate Loans are generally issued in the form of senior syndicated loans although from time to time, the Fund may invest in privately placed notes with credit and pricing terms that are, in the opinion of the Investment Adviser, consistent with investments in senior collateralized loan obligations. Typically, the Corporate Loans are structured by two or more lenders ('Co-Lenders'), one or more of which administers the Loan on behalf of all the Co-Lenders (the
                                            'Agent Bank'). Co-Lenders may sell Corporate Loans to third parties called 'Participants.' The Fund may invest in a Corporate Loan either by participating as a Co-Lender at the time the loan is originated or by buying an interest from a Co-Lender or a Participant
                                            (collectively, 'Participation Interests'). All institutions interposed between the Fund and a Borrower must meet minimum creditworthiness standards as discussed herein. See 'Investment
                                            Objective and Policies.' For these purposes, when the Fund invests in a Corporate Loan as a Co-Lender it may be deemed to be making a loan to the Borrower.

                                            In addition to fluctuations in net asset value caused by variations in prevailing interest rates, net asset value also may be affected by changes in the creditworthiness of Borrowers, Co-Lenders or
                                            Participants interposed between the Fund and the Borrowers. In the event such institutions were to default on their obligations, the
                                            Fund might experience a reduction of both income and the value of its assets.

                                            The Fund may seek to hedge against interest rate risk by engaging in certain interest rate hedging transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. If the other party to an interest rate hedging transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

LEVERAGE..................................  The Fund may borrow money in amounts up to 33 1/3% of the value of its total assets for the purpose of financing additional investments or to satisfy tender offers. Although it has no present intention to do so, the Fund also may issue one or more series of preferred shares. The Fund will borrow to finance additional investments or issue a class of preferred shares only when it believes that the return that may be earned on investments purchased with the proceeds of such borrowings or offerings will exceed the costs, including debt service and dividend obligations, associated therewith. However, to the extent such costs exceed the return on the additional
                                            investments, the return realized by the Fund's common shareholders will be adversely affected.

                                            Leverage creates certain risks for holders of Common Stock, including the risk that higher volatility of both the net asset value and market value of the Common Stock, and that fluctuations in the dividend rates on the preferred shares will affect the yield to holders of Common Stock. Additionally, changes in certain factors could cause the relationship between the rates paid by the Fund as dividends on the preferred shares and the rates received by the Fund on its investment portfolio to change so that rates on the preferred shares may substantially increase relative to rates on the obligations in which the Fund may be invested. Under such conditions, the benefit of leverage to holders of Common Stock would be reduced and the Fund's leveraged capital structure could result in a lower rate of return to holders of Common Stock than if the Fund were not leveraged.

                                            Any issuance of preferred shares or any bank borrowings by the Fund are subject to and will comply with the requirements of the 1940 Act.
                                            Pursuant to the 1940 Act, among other things, the Fund may not issue preferred shares unless immediately after their issuance the Fund is able to maintain asset coverage of at least

                                            200%. In the case of bank borrowings, asset coverage of at least 300%
                                            must be maintained.

INVESTMENT ADVISER AND
  ADMINISTRATOR...........................  Merrill Lynch Asset Management, L.P. (the 'Investment Adviser') is
                                            the Fund's investment adviser and is responsible for the management of the Fund's investment portfolio and for providing administrative services to the Fund. For its advisory services, the Fund pays the
                                            Investment Adviser a monthly fee at the annual rate of 0.95 of 1% of the Fund's average daily net assets. For administrative services, the
                                            Fund pays the Investment Adviser a monthly fee at the annual rate of
                                            0.25 of 1% of the Fund's average daily net assets. While the aggregate of the advisory and administrative fees is higher than that paid by most other investment companies, it is similar to that paid by other closed-end funds investing primarily in Corporate Loans or
                                            Participation Interests in Corporate Loans. The Investment Adviser is
                                            owned and controlled by Merrill Lynch & Co., Inc. ('ML&Co'.) As of
                                            September 30, 1997, the Investment Adviser or its affiliate, Fund
                                            Asset Management, L.P., had a total of approximately $272.5 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Investment Adviser.
                                            See 'Investment Advisory and Administrative Arrangements.'

DISTRIBUTIONS.............................  The Fund intends to continue to declare dividends daily and to pay dividends monthly and to distribute substantially all of its net investment income to holders of Common Stock. Net capital gains, if any, will be distributed at least annually to holders of Common
                                            Stock. See 'Dividends and Distributions.'

TENDER OFFERS.............................  No market presently exists for the Fund's Common Stock and it is not currently anticipated that a secondary market will develop. In view of this, the Board of Directors of the Fund intends to continue to consider the making of tender offers on a quarterly basis to purchase
                                            Common Stock of the Fund from shareholders at a price per share equal to the net asset value per share of the Common Stock determined at the close of business on the day an offer terminates. The Board of
                                            Directors is under no obligation to authorize the making of a tender offer and no assurance can be given that in any particular quarter a tender offer will be made. If a tender offer is not made,
                                            shareholders may be unable to sell their shares. Shares of Common
                                            Stock which have been held for less than three years and which are purchased by the Fund pursuant to tender offers will be subject to an early withdrawal charge. See 'Early Withdrawal Charge.' In addition,
                                            Merrill Lynch charges its customers a processing fee (presently
                                            $5.35) to confirm a repurchase of shares from such customers pursuant to a Tender Offer. Tenders made

                                            directly through the Fund's Transfer Agent are not subject to the processing fee.

SPECIAL CONSIDERATIONS
  AND RISK FACTORS........................  The Fund expects that there will be no secondary market for its
                                            Common Stock. Moreover, Merrill Lynch and other selected dealers are prohibited under applicable law from making a market in the Fund's
                                            Common Stock while the Fund is making either a public offering of or a tender offer to purchase its Common Stock. To the extent a secondary market does develop, however, investors should be aware that the shares of closed-end funds frequently trade in the secondary market at a discount. Should there be a secondary market for the
                                            Fund's shares of Common Stock, the market price of the shares may vary from net asset value from time to time.

                                            Because of the lack of a secondary market and the early withdrawal charge, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.

                                            The Fund has registered as a 'non-diversified' investment company so that it will be able to invest more than 5% of its assets in the obligations of any single issuer, subject to the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as
                                            amended (the 'Code'), applicable to the Fund. Since the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely-diversified fund to any single economic, political or regulatory occurrence.

                                            The Fund may be deemed to be concentrated in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. As a result, the Fund is subject to certain risks associated with such institutions, including, among other things, changes in governmental regulation, interest rate levels and general economic conditions. See 'Investment
                                            Objectives and Policies--Description of Participation Interests' and
                                            'Investment Restrictions.'

                                            The debt instruments in which the Fund may invest may be subject to the risk of nonpayment of scheduled interest or principal payments.
                                            In such event, the Fund may experience a decline in the value of the related debt instruments, including Corporate Loans, and, therefore, a decline in the net asset value of the Fund's shares of Common
                                            Stock. There is no assurance that the liquidation of collateral underlying Corporate Loans will satisfy the related Borrowers'
                                            obligations in the event of nonpayment of scheduled interest or principal, or that the collateral could be readily resold.

                                            Corporate Loans made in connection with highly leveraged transactions are subject to greater credit risks than other Corporate Loans in which the Fund may invest. These credit risks include a greater possibility of default or bankruptcy of the Borrower and the assertion that the pledging of collateral to secure the loan constituted a fraudulent conveyance or preferential transfer which can be nullified or subordinated to the rights of other creditors of the Borrower under applicable law.

                                            The following table sets forth the average monthly dollar-weighted market value by Moody's Investors Service, Inc. ('Moody's') rating category of the Corporate Loans held by the Fund during the fiscal year ended August 31, 1997:

                                            RATED OBLIGATIONS.......................................   70.80%
                                            BA: 49.50%; B: 21.30%.
                                            UNRATED OBLIGATIONS.....................................   29.20%

                                            When the Fund is acting in the capacity of a Participant with respect to a Corporate Loan, the financial status of the Agent Bank and Co-
                                            Lenders and Participants interposed between the Fund and a Borrower may affect the ability of the Fund to receive payments of interest and principal. For this reason, the Fund will invest in Corporate
                                            Loans only if, at the time of investment, the outstanding debt obligations of the Agent Bank and any such Co-Lenders and
                                            Participants interposed between the Fund and a Borrower are investment grade; i.e., rated BBB or A-3 or higher by Standard &
                                            Poor's Ratings Services or Baa or P-3 or higher by Moody's, or determined to be of comparable quality in the judgment of the
                                            Investment Adviser.

                                            Generally, changes in interest rates may affect the market value of the Fund's investments resulting in changes in the net asset value of the shares of Common Stock of the Fund. It is expected, however, that a portfolio consisting primarily of floating and variable rate
                                            Corporate Loans, Unsecured Corporate Loans and short-term instruments will experience less significant fluctuations in value as a result of interest rate changes than would a portfolio of fixed rate obligations. In addition, if a Borrower experiences unanticipated excess cash flow, principal may be prepaid.


                                            Certain of the Corporate Loans in which the Fund invests may be considered to be illiquid, which may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. To the extent that such investments are illiquid, the Fund may have difficulty disposing of portfolio securities in order to purchase shares of its Common Stock pursuant to tender offers, if any. The Board of Directors of the Fund will consider the liquidity of the Fund's portfolio securities in determining whether a tender offer should be made by the Fund. See
                                            'Net Asset Value' for information with respect to valuation of
                                            Corporate Loans.

                                            The success of the Fund depends, to a great degree, on the skill with which the Agent Banks administer the terms of the Corporate Loan agreements, monitor Borrower compliance with covenants, collect principal, interest and fee payments from Borrowers and, where necessary, enforce creditor remedies against Borrowers. Typically, the Agent Bank will have broad discretion in enforcing a Corporate
                                            Loan agreement.

                                            The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its
                                            Board of Directors and could have the effect of depriving holders of
                                            Common Stock an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See 'Description of Capital Stock--
                                            Certain Provisions of the Articles of Incorporation.'

                                   FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load (as a percentage of offering price)...............................  None
  Dividend Reinvestment and Cash Purchase Plan Fees....................................  None
  Early Withdrawal Charge (as a percentage of the lesser of the original purchase price or net asset value at the time of repurchase)(a)..................................  3.0% during the first year, decreasing 1.0%
                                                                                         annually thereafter to
                                                                                         0.0% after the third
                                                                                         year
ANNUAL EXPENSES (as a percentage of net assets attributable to common shares)
  Management Fees(b)...................................................................  0.95%
  Other Expenses(c)....................................................................  0.38
                                                                                         -----
Total Annual Expenses..................................................................  1.33%
                                                                                         =====

------------------
(a) See 'Early Withdrawal Charge'--page 29.

(b) See 'Investment Advisory and Administrative Arrangements'--page 32.

(c) Includes administrative fees, which are payable to the Investment Adviser by the Fund at the rate of 0.25% of net assets attributable to common shares. See 'Investment Advisory and Administrative Arrangements'--page 32.

EXAMPLE                                                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------   ------    -------    -------    --------
An investor would pay the following expenses on a $1,000 investment assuming (1) total annual expenses of 1.33%, (2) a 5% annual return
  throughout the periods and (3) tender at the end of the period...........    $ 44*      $52*       $73        $160
An investor would pay the following expenses on a $1,000 investment
  assuming no tender at the end of the period..............................    $ 14       $42        $73        $160

------------------
* Reflects the Early Withdrawal Charge.

     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expenses set forth under 'Other Expenses' are based on estimated amounts through the end of the Fund's current fiscal year. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE.

Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and repurchases made directly through the Transfer Agent are not subject to the processing fee.

                              FINANCIAL HIGHLIGHTS

     The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements for the fiscal year ended August 31, 1997 and the independent auditors' report thereon are set forth herein under 'Financial Statements.'

     The following per share data and ratios have been derived from information provided in the Fund's audited financial statements.

                                                                                                               FOR THE
                                                                                                                PERIOD
                                                                                                             NOVEMBER 3,
                                                         FOR THE YEAR ENDED AUGUST 31,                         1989+ TO
                                       ------------------------------------------------------------------     AUGUST 31,
                                        1997      1996      1995      1994      1993      1992      1991         1990
                                       ------    ------    ------    ------    ------    ------    ------    ------------
INCREASE (DECREASE) IN NET ASSET
  VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period............................    $9.99    $10.02    $10.02    $10.02     $9.99     $9.99    $10.00       $10.00
                                       ------    ------    ------    ------    ------    ------    ------    ------------
  Investment income--net............      .68       .66       .75       .59       .53       .64       .85          .76
  Realized and unrealized gain
    (loss) on investments--net......      .03      (.03)       --++      --++     .03        --      (.01)          --
                                       ------    ------    ------    ------    ------    ------    ------    ------------
Total from investment operations....      .71       .63       .75       .59       .56       .64       .84          .76
                                       ------    ------    ------    ------    ------    ------    ------    ------------
Less dividends from investment
  income--net.......................     (.68)     (.66)     (.75)     (.59)     (.53)     (.64)     (.85)        (.76)
                                       ------    ------    ------    ------    ------    ------    ------    ------------
Net asset value, end of period......   $10.02     $9.99    $10.02    $10.02    $10.02     $9.99     $9.99       $10.00
                                       ------    ------    ------    ------    ------    ------    ------    ------------
                                       ------    ------    ------    ------    ------    ------    ------    ------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..     7.23%     6.53%     7.68%     5.94%     5.74%     6.58%     8.79%        7.63%#
                                       ------    ------    ------    ------    ------    ------    ------    ------------
                                       ------    ------    ------    ------    ------    ------    ------    ------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding interest
  expense...........................     1.32%       --        --        --        --        --        --           --

                                       ------    ------    ------    ------    ------    ------    ------    ------------
                                       ------    ------    ------    ------    ------    ------    ------    ------------
Expenses, net of reimbursement......     1.33%     1.34%     1.34%     1.43%     1.47%     1.39%     1.27%         .79%*
                                       ------    ------    ------    ------    ------    ------    ------    ------------
                                       ------    ------    ------    ------    ------    ------    ------    ------------
Expenses............................     1.33%     1.34%     1.34%     1.43%     1.47%     1.41%     1.33%        1.35%*
                                       ------    ------    ------    ------    ------    ------    ------    ------------
                                       ------    ------    ------    ------    ------    ------    ------    ------------
Investment income--net..............     6.72%     6.54%     7.45%     5.75%     5.27%     6.58%     8.44%        9.06%*
                                       ------    ------    ------    ------    ------    ------    ------    ------------
                                       ------    ------    ------    ------    ------    ------    ------    ------------
LEVERAGE:
  Amount of borrowings (in
   thousands).......................       --        --        --        --        --        --        --           --
                                       ------    ------    ------    ------    ------    ------    ------    ------------
                                       ------    ------    ------    ------    ------    ------    ------    ------------
  Average amount of borrowings
   outstanding during the period
   (in thousands)...................   $4,409        --        --        --        --        --        --           --
                                       ------    ------    ------    ------    ------    ------    ------    ------------
                                       ------    ------    ------    ------    ------    ------    ------    ------------
  Average amount of borrowings
   outstanding per share during
   the period.......................     $.02        --        --        --        --        --        --           --
                                       ------    ------    ------    ------    ------    ------    ------    ------------
                                       ------    ------    ------    ------    ------    ------    ------    ------------

SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions).........................   $2,992    $2,946    $2,163      $934      $713      $834    $1,705       $1,728
                                       ------    ------    ------    ------    ------    ------    ------    ------------
                                       ------    ------    ------    ------    ------    ------    ------    ------------
Portfolio turnover..................    74.00%    80.20%    55.23%    61.31%    90.36%    46.48%    58.22%       29.61%
                                       ------    ------    ------    ------    ------    ------    ------    ------------
                                       ------    ------    ------    ------    ------    ------    ------    ------------

------------------
 * Annualized.

** Total investment returns exclude the effects of the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists.

 + Commencement of operations.

++ Amount is less than $.01 per share.

 # Aggregate total investment return.

-- See Notes to Financial Statements.

                                    THE FUND


     Merrill Lynch Senior Floating Rate Fund, Inc. (the 'Fund') is a continuously offered, non-diversified, closed-end management investment company. The Fund was incorporated under the name 'Merrill Lynch Prime Fund, Inc.' under the laws of the State of Maryland on July 27, 1989 and has registered under the Investment Company Act of 1940, as amended (the '1940 Act'). The Fund's principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and its telephone number is (609) 282-2800.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to provide as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans ('Corporate Loans') primarily in the form of Participation Interests, as defined below, in Corporate Loans made by banks or other financial institutions. It is anticipated that the Corporate Loans will pay interest at rates which float at a margin above a generally recognized base lending rate such as the prime rate of a designated U.S. bank, or which adjust periodically at a margin above the Certificate of Deposit ('CD') rate or the London InterBank Offered Rate ('LIBOR'). This is a fundamental policy of the Fund and may not be changed without a vote of a majority of the outstanding shares of the Fund. There can be no assurance that the investment objective of the Fund will be realized.

     Under normal market conditions the Fund will invest at least 80% of its total assets in interests in Corporate Loans that primarily are made to corporations (each a 'Borrower') and have floating or variable interest rates. Under normal market conditions, at least 65% of the total assets of the Fund will be invested in floating or variable rate loans made to corporations. The Fund may invest up to 20% of its total assets in cash or in short-term debt obligations including, but not limited to, U.S. Government and Government agency securities (some of which may not be backed by the full faith and credit of the United States), bank money instruments (such as certificates of deposit and bankers' acceptances), corporate and commercial obligations (such as commercial paper and medium-term notes) and repurchase agreements. Such short-term debt obligations, which need not be secured, will all be investment grade (rated Baa, P-3 or higher by Moody's Investors Service, Inc. ('Moody's') or BBB, A-3 or higher by Standard & Poor's Ratings Services ('S&P') or, if unrated, determined to be of comparable quality in the judgment of the Investment Adviser). Securities rated Baa, BBB, P-3 or A-3 are considered to have adequate capacity for payment of principal and interest, but are more susceptible to adverse economic conditions and, in the case of securities rated BBB or Baa (or comparable unrated securities), have speculative characteristics. Such securities or cash will not exceed 20% of the Fund's total assets except during interim periods pending investment of the net proceeds of public offerings of the Fund's securities and during temporary defensive periods when, in the opinion of the Investment Adviser, suitable Corporate Loans are not available for investment by the Fund or prevailing market or economic conditions warrant. The Fund also may invest up to 20% of its total assets in senior loans made on an unsecured basis to Borrowers that meet the credit standards established by the Investment Adviser ('Unsecured Corporate Loans'). The Fund will invest only in Unsecured Corporate Loans made to Borrowers that meet the credit standards established by the Investment Adviser for Corporate Loans. Investments in Unsecured Corporate Loans will be made on the same basis as investments in Corporate Loans as described herein, except with respect to collateral requirements. To a limited extent, incidental to and in connection with its lending activities, the Fund also may acquire warrants and other debt and equity securities.

     The Fund has no restrictions on portfolio maturity, but it is anticipated that a majority of the Corporate Loans in which it will invest will have stated maturities ranging from three to ten years. As a result of prepayments, however, it is expected that the average life of the Corporate Loans will be in the two to three year range. See 'Description of Corporate Loans.'

     Investment in shares of Common Stock of the Fund offers several benefits. The Fund offers investors the opportunity to receive a high level of current income by investing in a professionally managed portfolio comprised primarily of Corporate Loans, a type of investment typically not available to individual investors. In managing such portfolio, the Investment Adviser provides the Fund and its shareholders with professional credit analysis and portfolio diversification. The Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments, if available to individual investors. The benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management and administrative fees and operational costs. See 'Special Leverage Considerations.'

     The net asset value of the shares of Common Stock of an investment company which invests primarily in fixed-income securities changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed-income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can be expected to decline. The Investment Adviser expects the Fund's net asset value to be relatively stable during normal market conditions because the Fund's portfolio will consist primarily of floating and variable rate Corporate Loans, of fixed rate Corporate Loans hedged by interest rate swap transactions and of short-term instruments. For these reasons, the Investment Adviser expects the value of the Fund's portfolio to fluctuate significantly less as a result of interest rate changes than would a portfolio of fixed-rate obligations. However, because variable interest rates only reset periodically, the Fund's net asset value may fluctuate from time to time in the event of an imperfect correlation between either the interest rates on variable rate loans in the Fund's portfolio or the variable interest rates on notional amounts in the Fund's interest rate swap transactions, and prevailing interest rates. Also, a default on a Corporate Loan in which the Fund has invested or a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund's net asset value. Conversely, a sudden and extreme decline in interest rates could result in an increase in the Fund's net asset value.


     The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Fund's investments will be limited so as to qualify the Fund as a 'regulated investment company' for purposes of the Internal Revenue Code of 1986, as amended (the 'Code'). See 'Taxes.' To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities (other than U.S. Government securities) of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. A fund which elects to be classified as 'diversified' under the 1940 Act must satisfy the foregoing 5% requirement with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

DESCRIPTION OF CORPORATE LOANS

     The Corporate Loans in which the Fund invests primarily consist of direct obligations of a Borrower undertaken to finance the growth of the Borrower's business internally or externally, or to finance a capital restructuring. Corporate Loans may also include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the United States Bankruptcy Code, provided that such senior obligations meet the credit standards established by the Investment Adviser. A significant portion of such Corporate Loans are highly leveraged loans such as leveraged buy-out loans, leveraged recapitalization loans and other types of acquisition loans. Such Corporate Loans may be structured to include both term loans, which are generally fully funded at the time of the Fund's investment, and revolving credit facilities, which would require the Fund to make additional investments in the Corporate Loans as required under the terms of the credit facility. Such Corporate Loans may also include receivables purchase facilities, which are similar to revolving credit facilities secured by a Borrower's receivables. Corporate Loans are generally issued in the form of senior syndicated loans, but the Fund also may invest from time to time in privately placed notes with credit and pricing terms which are, in the opinion of the Investment Adviser, consistent with investments in senior collateralized loan obligations. The Fund may invest without limitation in highly leveraged Corporate Loans that are rated below investment grade or are unrated. See 'Prospectus Summary--Special Considerations and Risk Factors.'

     The Fund may invest in Corporate Loans that are made to non-U.S. Borrowers, provided that the loans are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars, and any such Borrower meets the credit standards established by the Investment Adviser for U.S. Borrowers. The Fund similarly may invest in Corporate Loans made to U.S. Borrowers with significant non-dollar denominated revenues, provided that the loans are U.S. dollar-denominated or otherwise provide for payment to the Fund in U.S. dollars. In all cases where the Corporate Loans are not denominated in U.S. dollars, the Corporate Loan facility will provide for payments to the lenders, including the Fund, in U.S. dollars pursuant to foreign currency swap arrangements. Loans to such non-U.S. Borrowers or U.S. Borrowers may involve risks not typically involved in domestic investment, including fluctuation in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such loans. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position. In addition, information with respect to non-U.S. Borrowers may differ from that available with respect to U.S. Borrowers, since foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. Borrowers.

     The Corporate Loans in which the Fund invests will, in many instances, hold the most senior position in the capitalization structure of the Borrower, and, in any case, will, in the judgment of the Investment Adviser, be in the category of senior debt of the Borrower. Each Corporate Loan will be secured by collateral which the Investment Adviser believes to have a market value, at the time of the Fund's investment in the Corporate Loan, which equals or exceeds the principal amount of the Corporate Loan. The value of such collateral generally will be determined by an independent appraisal or by obtaining the market value of such collateral (e.g., cash or securities) if it is readily ascertainable. In the event of a default, however, the ability of the lender to have access to the collateral may be limited by bankruptcy and other insolvency laws. The value of the collateral may decline below the amount of the Corporate Loan subsequent to the Fund's investment in the loan. Under certain circumstances, the collateral may be released with the consent of the Agent Bank and Co-Lenders or pursuant to the terms of the underlying credit agreement with the Borrower. There is no assurance that the liquidation of the collateral would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. As a result, the Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of the investment and, possibly, its net asset value.

     In the case of highly leveraged loans, a Borrower generally is required to pledge collateral that may include (i) working capital assets, such as accounts receivable and inventory, (ii) tangible fixed assets, such as real property, buildings and equipment, (iii) intangible assets, such as trademarks, copyrights and patent rights and (iv) security interests in securities of subsidiaries or affiliates. In the case of Corporate Loans to privately held companies, the companies' owners may provide additional credit support in the form of guarantees and/or pledges of other securities that they own. There may be temporary periods in the course of financing a Borrower's tender offer where the collateral for the loan consists of common stock having a value not less than 200% of the value of the loan on the date the loan is made. Under such circumstances, the Borrower generally proceeds with a subsequent transaction that will permit it to pledge assets of a company as collateral for the loan, although there can be no assurance that the Borrower will be able to effect such transaction.

     The rate of interest payable on floating or variable rate Corporate Loans is established as the sum of a base lending rate plus a specified margin. These base lending rates generally are the Prime Rate of a designated U.S. bank, LIBOR, the CD rate or another base lending rate used by commercial lenders. The interest rate on Prime Rate-based Corporate Loans floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based Corporate Loans is reset periodically, typically every 30 days to one year. Certain of the floating or variable rate Corporate Loans in which the Fund will invest may permit the Borrower to select an interest rate reset period of up to one year. A portion of the Fund's portfolio may be invested in Corporate Loans with interest rates that are fixed for the term of the loan. Investment in Corporate Loans with longer interest rate reset periods or fixed interest rates may increase fluctuations in the Fund's net asset value as a result of changes in interest rates. However, the Fund will attempt to hedge all of its fixed rate Corporate Loans against fluctuations in interest rates by entering into interest rate swap transactions. The Fund also will attempt to maintain a portfolio of Corporate Loans that will have a dollar weighted average period to the next interest rate adjustment of no more than 90 days.

     The Fund may receive and/or pay certain fees in connection with its lending activities. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment fees. When the Fund buys a Corporate Loan it may receive a facility fee and when it sells a Corporate Loan may pay a facility fee. In certain circumstances, the Fund may receive a prepayment fee on the prepayment of a Corporate Loan by a Borrower. In connection with the acquisition of Corporate Loans, the Fund also may acquire warrants and other debt and equity securities of the Borrower or its affiliates. The acquisition of such debt and equity securities will only be incidental to the Fund's purchase of an interest in a Corporate Loan.

     The Fund will invest in a Corporate Loan only if, in the Investment Adviser's judgment, the Borrower can meet debt service on such loan. In addition, the Investment Adviser will consider other factors deemed by it to be appropriate to the analysis of the Borrower and the Corporate Loan. Such factors include financial ratios of the Borrower such as pre-tax interest coverage, leverage ratios, the ratio of cash flows to total debt and the ratio of tangible assets to debt. In its analysis of these factors, the Investment Adviser also will be influenced by the nature of the industry in which the Borrower is engaged, the nature of the Borrower's assets and the Investment Adviser's assessments of the general quality of the Borrower. The factors utilized have been reviewed and approved by the Fund's Board of Directors.

     The primary consideration in selecting such Corporate Loans for investment by the Fund is the creditworthiness of the Borrower. The Investment Adviser will perform its own independent credit analysis of the Borrower in addition to utilizing information prepared and supplied by the Agent Bank, Co-Lender or Participant (each defined below) from whom the Fund purchases its Participation Interest in a Corporate Loan. The Investment Adviser's analysis will continue on an ongoing basis for any Corporate Loans in which the Fund has invested. Although the Investment Adviser will use due care in making such analysis, there can be no assurance that such analysis will disclose factors that may impair the value of the Corporate Loan.

     Corporate Loans made in connection with highly leveraged transactions are subject to greater credit risks than other Corporate Loans in which the Fund may invest. These credit risks include a greater possibility of default or bankruptcy of the Borrower and the assertion that the pledging of collateral to secure the loan constituted a fraudulent conveyance or preferential transfer which can be nullified or subordinated to the rights of other creditors of the Borrower under applicable law.

     The Fund does not have a policy with regard to minimum ratings for Corporate Loans in which it may invest. Investments in Corporate Loans are based primarily on the Investment Adviser's independent credit analyses of a particular Borrower. Generally, the Corporate Loans in which the Fund invests are unrated at the time of purchase. Moreover, the Investment Adviser does not regard the ratings of other publicly held securities of a Borrower to be relevant to its investment considerations. See 'Appendix--Ratings of Securities.'

     A Borrower also must comply with various restrictive covenants contained in any Corporate Loan agreement between the Borrower and the lending syndicate (the 'Corporate Loan Agreement'). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, the Corporate Loan Agreement may contain a covenant requiring the Borrower to prepay the Corporate Loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) which is not waived by the Agent Bank and the lending syndicate normally is an event of acceleration (i.e., the Agent Bank has the right to call the outstanding Corporate Loan).

     It is expected that a majority of the Corporate Loans will have stated maturities ranging from three to ten years. However, such Corporate Loans usually will require, in addition to scheduled payments of interest and principal, the prepayment of the Corporate Loan from excess cash flow, as discussed above, and may permit the Borrower to prepay at its election. The degree to which Borrowers prepay Corporate Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among lenders, among other factors. Accordingly, prepayments cannot be predicted with accuracy. Upon a prepayment, the Fund may receive both a prepayment fee from the prepaying Borrower and a facility fee on the purchase of a new Corporate Loan with the proceeds from the prepayment of the former. Such fees may mitigate any adverse impact on the yield on the Fund's portfolio which may arise as a result of prepayments and the reinvestment of such proceeds in Corporate Loans bearing lower interest rates.

     Loans to non-U.S. Borrowers or to U.S. Borrowers with significant non-U.S. dollar-denominated revenues may provide for conversion of all or part of the loan from a U.S. dollar-denominated obligation into a foreign currency obligation at the option of the Borrower. The Fund may invest in Corporate Loans which have been converted into non-U.S. dollar-denominated obligations only when the Corporate Loan facility provides for payments to the lenders in U.S. dollars pursuant to foreign currency swap arrangements. Foreign currency swaps involve the exchange by the lenders, including the Fund, with another party (the 'counterparty') of the right to receive the currency in which the loan is denominated for the right to receive U.S. dollars. The Fund will enter into a transaction subject to a foreign currency swap only if, at the time of entering into such swap, the outstanding debt obligations of the counterparty are investment grade (i.e., rated BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's, or determined to be of comparable quality in the judgment of the Investment Adviser). The amounts of U.S. dollar payments to be received by the lenders and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. Accordingly, the swap protects the Fund from fluctuations in exchange rates and locks in the right to receive payments under the loan in a predetermined amount of U.S. dollars. If there is a default by the counterparty, the Fund will have contractual remedies pursuant to the swap arrangements; however, the U.S. dollar value of the Fund's right to foreign currency payments under the loan will be subject to fluctuations in the applicable exchange rate to the extent that a replacement swap arrangement is unavailable or the Fund is unable to recover damages from the defaulting counterparty. If the Borrower defaults on or prepays the underlying Corporate Loan, the Fund may be required pursuant to the swap arrangements to compensate the counterparty to the extent of fluctuations in exchange rates adverse to the counterparty. In the event of such a default or prepayment, an amount of cash or high grade liquid debt securities having an aggregate net asset value at least equal to the amount of compensation that must be paid to the counterparty pursuant to the swap arrangements will be maintained in a segregated account by the Fund's custodian.

DESCRIPTION OF PARTICIPATION INTERESTS

     A Corporate Loan in which the Fund may invest typically is originated, negotiated and structured by a syndicate of lenders ('Co-Lenders') consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions one or more of which administers the Loan on behalf of the syndicate (the 'Agent Bank'). Co-Lenders may sell Corporate Loans to third parties called 'Participants.' The Fund may invest in a Corporate Loan either by participating as a Co-Lender at the time the loan is originated or by buying an interest in the Corporate Loan from a Co-Lender or a Participant. Co-Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to herein as 'Intermediate Participants.'

     The Fund may invest in a Corporate Loan at origination as a Co-Lender or by acquiring participations in, assignments of or novations of a Corporate Loan (collectively, 'Participation Interests'). In a novation, the Fund would accept all of the rights of the Intermediate Participants in a Corporate Loan, including the right to receive payments of principal and interest and other amounts directly from the Borrower and to enforce its rights as a lender directly against the Borrower and would assume all of the obligations of the Intermediate Participants, including any obligations to make future advances to the Borrower. As a result, therefore, the Fund would have the status of a Co-Lender. As an alternative, the Fund may purchase an assignment of all or a portion of an Intermediate Participant's interest in a Corporate Loan, in which case the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the Borrower but would otherwise be entitled to all of such lender's rights in the Corporate Loan. The Fund also may purchase a participation in a portion of the rights of an Intermediate Participant in a Corporate Loan by means of a participation agreement with such Intermediate Participant. A participation in the rights of an Intermediate Participant is similar to an assignment in that the Intermediate Participant transfers to the Fund all or a portion of an interest in a Corporate Loan. Unlike an assignment, however, a participation does not establish any direct relationship between the Fund and the Borrower. In such a case, the Fund would be required to rely on the Intermediate Participant that sold the participation not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. The Fund will not act as an Agent Bank, guarantor, sole negotiator or sole structuror with respect to a Corporate Loan.

     Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the Borrower. Moreover, under the terms of a participation, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank, as described below. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the Corporate Loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant. The Fund will invest in Corporate Loans only if, at the time of investment, the outstanding debt obligations of the Agent Bank and Intermediate Participants are investment grade (i.e., rated BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's, or determined to be of comparable quality in the judgment of the Investment Adviser).

     Because the Fund will regard the issuer of a Corporate Loan as including the Borrower under a Corporate Loan Agreement, the Agent Bank and any Intermediate Participant, the Fund may be deemed to be concentrated in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. As a result, the Fund is subject to certain risks associated with such institutions. Banking and thrift institutions are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments that such institutions may make and the interest rates and fees that such institutions may charge. The profitability of these institutions is largely dependent on the availability and cost of capital funds, and has shown significant recent fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these institutions, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect. Insurance companies also are affected by economic and financial conditions and are subject to extensive government regulation, including rate regulation. The property and casualty industry is cyclical, being subject to dramatic swings in profitability which can be affected by natural catastrophes and other disasters. Individual companies may be exposed to material risks, including reserve inadequacy, latent health exposure and inability to collect from their reinsurance carriers. The financial services area is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. In this regard, recent business combinations have included insurance, finance and securities brokerage under single ownership. Moreover, the Federal laws generally separating commercial and investment banking are currently being studied by Congress.

     In a typical Corporate Loan, the Agent Bank administers the terms of the Corporate Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of these payments to the credit of all lenders which are parties to the Corporate Loan Agreement. The Fund generally will rely on the Agent Bank or an Intermediate Participant to collect its portion of the payments on the Corporate Loan. Furthermore, the Fund will rely on the Agent Bank to use appropriate creditor remedies against the Borrower. Typically, under Corporate Loan Agreements, the Agent Bank is given broad discretion in enforcing the Corporate Loan Agreement, and is obligated to use only the same care it would use in the management of its own property. The Borrower compensates the Agent Bank for these services. Such compensation may include special fees paid on structuring and funding the Corporate Loan and other fees paid on a continuing basis.

     In the event that an Agent Bank becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding, assets held by the Agent Bank under the Corporate Loan Agreement should remain available to holders of Corporate Loans. If, however, assets held by the Agent Bank for the benefit of the Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the Agent Bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a Corporate Loan or suffer a loss of principal and/or interest. In situations involving Intermediate Participants similar risks may arise, as described above.

     Intermediate Participants may have certain obligations pursuant to a Corporate Loan Agreement, which may include the obligation to make future advances to the Borrower in connection with revolving credit facilities in certain circumstances. The Fund currently intends to reserve against such contingent obligations by segregating sufficient investments in high quality, short-term, liquid instruments. The Fund will not invest in Corporate Loans that would require the Fund to make any additional investments in connection with such future advances if such commitments would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the diversification requirements described under 'Investment Objective and Policies.'

ILLIQUID SECURITIES

     Certain Corporate Loans are, at present, not readily marketable and may be subject to restrictions on resale. Although the market for Corporate Loans has developed significantly during recent years, certain of the Corporate Loans in which the Fund invests do not have the liquidity of conventional debt securities traded in the secondary market and may be considered illiquid. The Fund has no limitation on the amount of its investments which are not readily marketable or are subject to restrictions on resale. Such investments, which may be considered illiquid, may affect the Fund's ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets. To the extent that such investments are illiquid, the Fund may have difficulty disposing of portfolio securities in order to purchase shares of its Common Stock pursuant to tender offers, if any. The Board of Directors of the Fund will consider the liquidity of the Fund's portfolio securities in determining whether a tender offer should be made by the Fund. See 'Net Asset Value' for information with respect to valuation of illiquid Corporate Loans.

OTHER INVESTMENT POLICIES

     The Fund has adopted certain other policies as set forth below:

     Leverage. The Fund is authorized to borrow money in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings. Borrowings by the Fund (commonly known as 'leveraging') create an opportunity for greater total return but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds. See 'Special Leverage Considerations.'

     Repurchase Agreements. The Fund may enter into repurchase agreements with respect to its permitted investments but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. Under a repurchase agreement the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date usually is within seven days of the original purchase date. Repurchase agreements are deemed to be loans under the 1940 Act. In all cases, the Investment Adviser must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy (or other insolvency proceeding) of the other party to a repurchase agreement, the Fund might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Fund purchases may have declined, the Fund could experience a loss.

     Lending of Portfolio Securities. The Fund may from time to time lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. This limitation is a fundamental policy, and it may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loaned premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

'WHEN ISSUED' AND 'DELAYED DELIVERY' TRANSACTIONS

     The Fund may also purchase and sell interests in Corporate Loans and other portfolio securities on a 'when issued' and 'delayed delivery' basis. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in Corporate Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interest or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in 'when issued' and 'delayed delivery' transactions, it will do so for the purpose of acquiring interests or securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a 'when issued' or 'delayed delivery' basis.

INTEREST RATE HEDGING TRANSACTIONS

     The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates by entering into interest rate hedging transactions. While the Fund's use of hedging strategies is intended to further the Fund's investment objective, there can be no assurance that the Fund's interest rate hedging transactions will be effective.

     Certain Federal income tax requirements may limit the Fund's ability to engage in interest rate hedging transactions. Gains from transactions in interest rate hedges distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to shareholders. Recent legislation creates new categories of capital gains taxable at different rates which the Fund may be able to pass through to shareholders. See 'Taxes.'

     The Fund expects to enter into interest rate hedging transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund also will attempt to enter into interest rate hedging transactions to hedge all of its fixed rate Corporate Loans against fluctuations in interest rates. The Fund may enter into interest rate hedges on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Typically, the parties with which the Fund will enter into interest rate hedging transactions will be broker-dealers and other financial institutions.

     The interest rate hedging transactions in which the Fund may engage include interest rate swaps involving the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. For example, if the Fund holds a Corporate Loan with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the Corporate Loan due to rising interest rates, but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a Corporate Loan with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates, but would preclude it from taking full advantage of rising interest rates.

     The Fund also may engage in interest rate hedging transactions in the form of purchasing or selling interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

     Inasmuch as these interest rate hedging transactions are entered into for good faith hedging purposes, the Investment Adviser believes that such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund usually will enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or high grade liquid debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any interest rate hedging transaction unless the Investment Adviser considers the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto to be investment grade. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Interest rate caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Investment Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

     The use of interest rate hedges is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used.

     There is no limit on the amount of interest rate hedging transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate hedges is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the Corporate Loan underlying an interest rate swap is prepaid and the Fund continues to be obligated to make payments to the other party to the swap, the Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. Since interest rate transactions are individually negotiated, the Investment Adviser expects to achieve an acceptable degree of correlation between the Fund's rights to receive interest on Participation Interests and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

                        SPECIAL LEVERAGE CONSIDERATIONS

EFFECTS OF LEVERAGE

     The Fund may borrow money representing up to approximately 33 1/3%, or issue shares of preferred stock representing up to approximately 50%, of the Fund's total assets immediately after such borrowing or issuance. There can be no assurance, however, that money will actually be borrowed or that preferred stock representing such percentage of the Fund's capital will actually be issued. Borrowings by the Fund or the issuance of the preferred stock will result in leveraging of the Common Stock. The Fund currently anticipates that it may incur borrowings and issue such preferred shares for the purpose of acquiring additional income-producing investments when it believes that the interest or dividend payments and other costs with respect to such borrowings and preferred shares will be exceeded by the anticipated return on such investments. The amount of any such borrowing or issuance will depend on market or economic conditions existing at that time. The Fund at times may borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

     Capital raised through leverage will be subject to interest costs or dividend payments which may or may not exceed the interest on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of additional classes of preferred shares involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on shares of Common Stock or to engage in other activities. Borrowings and the issuance of a class of preferred stock having priority over the Fund's Common shares create an opportunity for greater income per Common share, but at the same time such borrowing or issuance is a speculative technique in that it will increase the Fund's exposure to capital risk. Such risks may be reduced through the use of borrowings and preferred stock that have floating rates of interest. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceeds the cost of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

     The Fund also may borrow money to finance the purchase of shares pursuant to tender offers, if any, or for temporary, extraordinary or emergency purposes.

     The Fund has entered into an agreement with Merrill Lynch International Bank Limited, an affiliate of MLAM, providing for an unsecured revolving credit facility (the 'Facility'), the proceeds of which may be used to finance the payment for shares tendered in tender offers by the Fund, and to pay interest and fees incurred in connection with the Facility. The Facility provides for the borrowing by the Fund of up to $100,000,000 at a rate of interest equal to, at the Fund's option, the sum of the federal funds rate (as published by the Federal Reserve Bank of New York) plus .25% or the sum of LIBOR plus .25%. Interest on borrowings is computed on the basis of a year of 360 days for the actual number of days elapsed and is payable in arrears on the last day of June, September, December and March (which commenced June 1997) in the case of borrowings that bear interest at the federal funds rate, and at the end of the interest period selected by the Fund, and at three month intervals thereof, in the case of borrowings that bear interest at the LIBOR rate. Each borrowing under the Facility is required to be repaid on June 12, 1998, the maturity date of the Facility. Borrowings under the Facility, if any, may be repaid with the proceeds of portfolio investments sold by the Fund subsequent to the expiration date of a tender offer.

     The terms of the Facility may be modified by written agreement of the parties thereto. Pursuant to the terms of the Facility the Fund is required to maintain asset coverage of 150% of the outstanding principal balance of borrowings under the Facility and accrued interest. The Fund may not during the term of the Facility incur indebtedness except for indebtedness incurred under the Facility, indebtedness in respect of hedging transactions, indebtedness in respect of purchases of securities on short-term credit as may be necessary for the clearance of sales or purchases of portfolio securities and subordinated indebtedness. Additionally, during the term of the

Facility, the Fund is restricted with respect to the declaration and payment of dividends. As long as no default has occurred and is continuing under the Facility the Fund may make periodic dividend payments to shareholders in an amount not in excess of its net investment income for such period, and as long as the maturity of any borrowings under the Facility have not been accelerated prior to the maturity date thereof the Fund may distribute each year all of its net investment income and net capital gain, so that it will not be subject to tax under the Code. The Fund has determined that the terms of the Facility are at least as favorable as those available from comparable sources of funds in the marketplace.

     Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act the Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has at the time of the declaration of any such dividend or distribution or at the time of any such purchase an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

     The Fund's willingness to borrow money and issue new securities for investment purposes, and the amount it will borrow, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Investment Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

                            INVESTMENT RESTRICTIONS

     The following are fundamental investment restrictions of the Fund and, prior to issuance of any preferred stock, may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of Common Stock (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of Common Stock represented at a meeting at which more than 50% of the outstanding shares of Common Stock are represented or (ii) more than 50% of the outstanding shares). Subsequent to the issuance of a class of preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of Common Stock and of the preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately by class. The Fund may not:

          1. Borrow money or issue senior securities, except as permitted by
     Section 18 of the 1940 Act.


          2. Make investments for the purpose of exercising control or management.

          3. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than 10% of the Fund's total assets would be invested in such securities.

          4. Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          5. Underwriter securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

          6. Make loans to other persons, except (i) to the extent that the Fund may be deemed to be making loans by purchasing Corporate Loans, as a Co-Lender or otherwise, and other debt securities and entering into repurchase agreements in accordance with its investment objective, policies and limitations and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth in this Prospectus.

          7. Invest more than 25% of its total assets in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities; and provided further that the Fund may invest more than 25% and may invest up to 100% of its assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. For purposes of this restriction, the term 'issuer' includes the Borrower, the Agent Bank and any Intermediate Participant (as defined under 'Investment Objective and Policies-- Description of Participation Interests').

          8. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

          9. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options.

     An additional investment restriction adopted by the Fund, which may be changed by the Board of Directors, provides that the Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with hedging techniques involving interest rate transactions, foreign currency swap transactions relating to non-U.S. dollar-denominated loans and permitted borrowings by the Fund.

     If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

     Because of the affiliation of Merrill Lynch with the Fund, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See 'Portfolio Transactions.'

     The Fund has established procedures for blocking the use of inside information in securities transactions (commonly referred to as 'Chinese Wall procedures'). As a result, in relation to other funds managed by the same portfolio manager as the Fund (including Senior High Income Portfolio, Inc. and Debt Strategies Fund, Inc.), if one fund buys a security that is publicly traded or privately placed, respectively, the other fund may be deprived of the opportunity to buy a security of the same issuer that is privately placed or publicly traded, respectively.

                               PURCHASE OF SHARES

     Merrill Lynch Funds Distributor, Inc. (the 'Distributor'), a wholly owned subsidiary of the Investment Adviser, acts as the distributor of shares of Common Stock of the Fund. The Fund is engaged in a continuous offering of its shares of Common Stock through the Distributor and other securities dealers which have entered into selected dealer agreements with the Distributor, including Merrill Lynch. The Fund may, from time to time, suspend the sale of its shares of Common Stock. During any continuous offering of the Fund's Common Stock, shares of the Fund may be purchased from the Distributor or selected dealers, including Merrill Lynch, or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000 ($250 in the case of individual retirement accounts and other retirement plans except for 401(k) and 403(b) Plans maintained through Merrill Lynch, for which there is no minimum) and the minimum subsequent purchase is $50 ($1 in the case of individual retirement accounts and other retirement plans except that for 401(k) and 403(b) Plans maintained through Merrill Lynch there is no minimum).

     The Fund is offering its shares at a public offering price equal to the next determined net asset value per share without a front-end sales charge. The applicable offering price for purchase orders is based on the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the 'NYSE') (generally, 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on that day provided the Distributor in turn receives the order from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. Any order may be rejected by the Distributor or the Fund. The Fund or the Distributor may suspend the continuous offering of the Fund's shares at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. The Distributor is required to advise the Fund promptly of all purchase orders and cause payments for shares of Common Stock to be delivered promptly to the Fund. Merrill Lynch charges its customers a processing fee (presently $5.35) to confirm a purchase of shares by such customers. Purchases made directly through the Fund's Transfer Agent are not subject to the processing fee.

     Due to the administrative complexities associated with a continuous offering, administrative errors may result in the Distributor or an affiliate inadvertently acquiring nominal numbers (in no event in excess of 5% of the shares of Common Stock) of shares of Common Stock which it may wish to resell. Such shares of Common Stock will not be subject to any investment restriction and may be resold pursuant to this Prospectus.

     The Distributor compensates Merrill Lynch or other selected dealers at a rate of 3.0% of amounts purchased. If the shares remain outstanding after one year from the date of their original purchase, the Distributor will compensate Merrill Lynch or such dealers quarterly at an annual rate equal to 0.25% of the value of Fund shares sold by Merrill Lynch or such dealers and remaining outstanding. These amounts do not represent an expense to the Fund and its shareholders since the foregoing payments made by the Distributor will be made from its own assets, which may include amounts received by the Distributor as early withdrawal charges. See 'Early Withdrawal Charge.' The compensation paid to selected dealers and the Distributor, including the compensation paid at the time of purchase, the quarterly payments mentioned above and the early withdrawal charge, if any, will not in the aggregate exceed the applicable limit (presently, 8%), as determined from time to time by the National Association of Securities Dealers, Inc. For the fiscal years ended August 31, 1995, 1996 and 1997 the

Distributor paid $38,181,431, $29,197,327 and $12,542,788, respectively, to
Merrill Lynch in connection with the sale of shares of Common Stock of the Fund.

     Upon the transfer of shares out of a Merrill Lynch brokerage account, an investment account in the transferring shareholder's name may be opened at the Fund's transfer agent, dividend disbursing agent and shareholder servicing agent. Shareholders should be aware that it will not be possible to transfer their shares from Merrill Lynch to another brokerage firm or financial institution. Shareholders interested in transferring their brokerage accounts from Merrill Lynch and who do not wish to have an account maintained for such shares at the Fund's transfer agent must tender the shares for repurchase by the Fund as described under 'Tender Offers' so that the cash proceeds can be transferred to the account at the new firm.

                                 TENDER OFFERS

     In recognition of the possibility that a secondary market for the Fund's shares will not exist, the Fund may take actions which will provide liquidity to shareholders. The Fund may from time to time make offers to purchase its shares of Common Stock from all beneficial holders of the Fund's Common Stock at a price per share equal to the net asset value per share of the Common Stock determined at the close of business on the day an offer terminates ('Tender Offer'). Commencing with the second quarter of Fund operations, the Board of Directors has considered the making of Tender Offers on a quarterly basis, and the Board of Directors intends to continue this practice. There can be no assurance, however, that the Board of Directors will decide to undertake the making of a Tender Offer. Subject to the Fund's investment restriction with respect to borrowings, the Fund may borrow money to finance the repurchase of shares pursuant to any Tender Offers. See 'Special Leverage Considerations' and 'Investment Restrictions.'

     The Fund expects that ordinarily there will be no secondary market for the Fund's Common Stock and that periodic tenders will be the only source of liquidity for Fund shareholders. Nevertheless, if a secondary market develops for the Common Stock of the Fund, the market price of the shares may vary from net asset value from time to time. Such variance may be affected by, among other factors, relative demand and supply of shares and the performance of the Fund, especially as it affects the yield on and net asset value of the Common Stock of the Fund. A Tender Offer for shares of Common Stock of the Fund at net asset value is expected to reduce any spread between net asset value and market price that may otherwise develop. However, there can be no assurance that such action would result in the Fund's Common Stock trading at a price which equals or approximates net asset value.

     Although the Board of Directors believes that the Tender Offers generally would be beneficial to holders of the Fund's Common Stock, the acquisition of shares of Common Stock by the Fund will decrease the total assets of the Fund and therefore have the likely effect of increasing the Fund's expense ratio (assuming such acquisition is not offset by the issuance of additional shares of Common Stock). Furthermore, to the extent the Fund borrows to finance the making of Tender Offers, interest on such borrowings reduce the Fund's net investment income.

     It is the Board's announced policy, which may be changed by the Board, not to purchase shares pursuant to a Tender Offer if (1) such purchases would impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund); (2) the Fund would not be able to liquidate portfolio securities in a manner which is orderly and consistent with the Fund's investment objective and policies in order to purchase Common Stock tendered pursuant to the Tender Offer; or (3) there is, in the Board's judgment, any (a) legal action or proceeding instituted or threatened challenging the Tender Offer or otherwise materially adversely affecting the Fund, (b) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or New York State, which is material to the Fund, (c) limitation imposed by Federal or state authorities on the extension of credit by lending institutions, (d) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States which is material to the Fund, or (e) other event or condition which would have a material adverse effect on the Fund or its shareholders if shares of Common Stock tendered pursuant to the Tender Offer were purchased. Thus, there can be no assurance that the Board will proceed with any Tender Offer. The Board of Directors may modify these conditions in light of circumstances existing at the time. If the Board of Directors determines to purchase the Fund's shares of Common Stock pursuant to a Tender Offer, such purchases could significantly reduce the asset coverage of any borrowing or outstanding senior securities. The Fund may not purchase shares of Common Stock to the extent such purchases would result in the asset coverage with respect to such borrowing or senior securities being reduced below the asset coverage requirement set forth in the 1940 Act. Accordingly, in order to purchase all shares of Common Stock tendered, the Fund may have to repay all or part of any then outstanding borrowing or redeem all or part of any then outstanding senior securities to maintain the required asset coverage. See 'Special Leverage Considerations.' In addition, the amount of shares of Common Stock for which the Fund makes any particular Tender Offer may be limited for the reasons set forth above or in respect of other concerns related to liquidity of the Fund's portfolio.

     The Fund has obtained an exemption from the Securities and Exchange Commission (the 'Commission') relating to Tender Offers which includes representations by the Fund that no secondary market for shares of the Fund's Common Stock is expected to develop. The exemption is conditioned on the absence of a secondary market. In the event that circumstances arise under which the Fund does not conduct the Tender Offers regularly, the Board of Directors would consider alternative means of providing liquidity for holders of Common Stock. Such action would include an evaluation of any secondary market that then existed and a determination of whether such market provided liquidity for holders of Common Stock. If the Board of Directors determines that such market, if any, fails to provide liquidity for the holders of Common Stock, the Board expects that it will consider all then available alternatives to provide such liquidity. Among the alternatives which the Board of Directors may consider is the listing of the Fund's Common shares on a major domestic stock exchange or on the NASDAQ National Market System in order to provide such liquidity. The Board of Directors also may consider causing the Fund to repurchase its shares from time to time in open-market or private transactions when it can do so on terms that represent a favorable investment opportunity. In any event, the Board of Directors expects that it will cause the Fund to take whatever action it deems necessary or appropriate to provide liquidity for the holders of Common Stock in light of the facts and circumstances existing at such time.


     To consummate a Tender Offer in order to repurchase its shares of Common Stock, the Fund may be required to liquidate portfolio securities, and realize gains or losses, at a time when the Investment Adviser would otherwise consider it disadvantageous to do so.

     Each Tender Offer will be made and shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. The offering documents will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. The repurchase of tendered shares by the Fund is a taxable event. See 'Taxes.' The Fund will pay all costs and expenses associated with the making of any Tender Offer. An Early Withdrawal Charge will be imposed on most shares accepted for tender which have been held for less than three years. See 'Early Withdrawal Charge.' In addition, Merrill Lynch charges its customers a processing fee (presently $5.35) to confirm a repurchase of shares from such customers pursuant to a Tender Offer. Tenders made directly through the Fund's Transfer Agent are not subject to the processing fee.

     Shareholders of the Fund have an investment option consisting of the right to reinvest the net proceeds from a sale of shares of the Fund's Common Stock (the 'Original Shares') pursuant to a tender offer by the Fund in

Class A initial sales charge shares of certain Merrill Lynch-sponsored open-end investment companies ('Eligible Class A Shares') at their net asset value, without the imposition of the initial sales charge, if the conditions set forth below are satisfied. First, net proceeds from the sale of the Original Shares in the tender offer must be immediately reinvested in Eligible Class A Shares. Second, the investment option is available only with respect to the proceeds of shares of the Fund's Common Stock as to which no Early Withdrawal Charge is applicable. Before taking advantage of this investment option, shareholders of the Fund should obtain a currently effective prospectus of the mutual fund which they intend to purchase. To exercise this investment option, shareholders should consult their Merrill Lynch Financial Consultant.

                            EARLY WITHDRAWAL CHARGE

     An Early Withdrawal Charge to recover distribution expenses incurred by the Distributor will be charged against the shareholder's investment account and paid to the Distributor in connection with most shares of Common Stock held for less than three years which are accepted by the Fund for repurchase pursuant to a Tender Offer in the manner described below. The Early Withdrawal Charge will be imposed on those shares of Common Stock accepted for tender based on an amount equal to the lesser of the then current net asset value of the shares of Common Stock or the cost of the shares of Common Stock being tendered. Accordingly, the Early Withdrawal Charge is not imposed on increases in the net asset value above the initial purchase price. In addition, the Early Withdrawal Charge is not imposed on shares derived from reinvestments of dividends or capital gains distributions. In determining whether an Early Withdrawal Charge is payable, it is assumed that the acceptance of an offer to repurchase pursuant to a Tender Offer would be made from the earliest purchase of shares of Common Stock. The Early Withdrawal Charge imposed will vary depending on the length of time the Common Stock has been owned since purchase (separate purchases shall not be aggregated for these purposes), as set forth in the following table:

                                                                                                EARLY
YEAR OF REPURCHASE                                                                            WITHDRAWAL
AFTER PURCHASE                                                                                  CHARGE
-------------------------------------------------------------------------------------------   ----------
First......................................................................................       3.0%
Second.....................................................................................       2.0%
Third......................................................................................       1.0%
Fourth and following.......................................................................       0.0%

     In determining whether an Early Withdrawal Charge is applicable to a tender of shares of Common Stock, the calculation will be determined in the manner that results in the lowest possible amount being charged. Therefore, it will be assumed that the tender is first of shares of Common Stock held for over three years and shares of Common Stock acquired pursuant to reinvestment of dividends or distributions and then of shares of Common Stock held longest during the three-year period. The Early Withdrawal Charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

  Example:

     Assume an investor purchased 1,000 shares of Common Stock (at a cost of $10,000) and in the second year after purchase, the net asset value per share is $10.15 and, during such time, the investor has acquired 100 additional shares of Common Stock upon dividend reinvestment. If at such time the investor makes his first redemption of 500 shares of Common Stock (proceeds of $5,075), 100 shares will not be subject to the Early Withdrawal Charge because of dividend reinvestment. With respect to the remaining 400 shares of Common Stock, the Early Withdrawal Charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $0.15 per share. Therefore, $4,000 of the $5,075 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase).

     For the fiscal years ended August 31, 1995, 1996 and 1997 the amount paid to the Distributor in Early Withdrawal Charges aggregated $859,056, $3,171,259 and $4,868,307, respectively.

                             DIRECTORS AND OFFICERS


     Information about the Directors and executive officers of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director and executive officer is P.O. Box 9011, Princeton, New Jersey 08536-9011.

     ARTHUR ZEIKEL (65)--President and Director(1)(2)--President of the Investment Adviser (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ('FAM') (which term as used herein includes its corporate predecessors), since 1977; President and Director of Princeton Services, Inc. ('Princeton Services') since 1993; Executive Vice President of ML&Co. since 1990.

     RONALD W. FORBES (57)--Director(2)--1400 Washington Avenue, Albany, New York 12222. Professor of Finance, School of Business, State University of New York at Albany since 1989.

     CYNTHIA A. MONTGOMERY (45)--Director(2)--Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUM Corporation since 1990 and Director of Newell Co. since 1995.

     CHARLES C. REILLY (66)--Director(2)--9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television since 1986.

     KEVIN A. RYAN (65)--Director(2)--127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02167. Founder and current Director of The Boston University Center for the Advancement of Ethics and Character; Professor of Education at Boston University since 1982; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

     RICHARD R. WEST (59)--Director(2)--Box 604, Genoa, NV 89411. Professor of Finance since 1984, and Dean from 1984 to 1993, and currently Dean Emeritus of New York University, Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding company), and Alexander's Inc. (real estate company).

     TERRY K. GLENN (57)--Executive Vice President(1)(2)--Executive Vice President of the Investment Adviser and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

     JOSEPH T. MONAGLE, JR. (49)--Senior Vice President(1)(2)--Senior Vice President of the Investment Adviser and FAM since 1990; Senior Vice President of Princeton Services since 1993.

     R. DOUGLAS HENDERSON (39)--Vice President and Portfolio

Manager(1)(2)--First Vice President of the Investment Adviser since 1997; Vice President of the Investment Adviser since 1989.

     DONALD C. BURKE (37)--Vice President(1)(2)--First Vice President of the Investment Adviser since 1997; Vice President and Director of Taxation of the Investment Adviser since 1990.

     GERALD M. RICHARD (48)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Investment Adviser and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer since 1984.

     PATRICK D. SWEENEY (43)--Secretary(1)(2)--First Vice President of the Investment Adviser since 1997; Vice President of the Investment Adviser since 1990.

     At October 31, 1997, the Directors and officers of the Fund as a group
(12 persons) owned an aggregate of less than 1% of the outstanding Common Stock of the Fund. At such date Mr. Zeikel, an officer and Director of the Fund, and the other officers of the Fund, owned less than 1% of the outstanding shares of common stock of ML&Co.

------------------
(1) Interested person, as defined in the 1940 Act, of the Fund.

(2) Such Director or officer is a director, trustee, officer or member of the advisory board of certain other investment companies for which the Investment Adviser or FAM acts as investment adviser.

COMPENSATION OF DIRECTORS

     Pursuant to the terms of its investment advisory agreement with the Fund (the 'Investment Advisory Agreement'), the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of ML&Co. or its subsidiaries. The Fund pays each Director not affiliated with the Investment Adviser (each a 'non-affiliated Director') a fee of $4,500 per year plus $400 per meeting attended and pays all Directors' actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays members of its Audit and Nominating Committee (the 'Committee'), which consists of all of the non-affiliated Directors, an annual fee of $1,400. The Chairman of the Committee receives an additional annual fee of $1,000. For the fiscal year ended August 31, 1997, fees and expenses paid to the non-affiliated Directors which were allocated to the Fund aggregated $48,329.

     The following table sets forth the compensation paid by the Fund to the non-affiliated Directors for the fiscal year ended August 31, 1997 and the aggregate compensation paid by all investment companies advised by MLAM and its affiliate FAM ('MLAM/FAM Advised Funds') to the non-affiliated Directors for the calendar year ended December 31, 1996.

                                                                                                      AGGREGATE
                                                                                                    FROM FUND AND
                                                                        PENSION OR RETIREMENT      MLAM/FAM ADVISED

                                                       COMPENSATION    BENEFITS ACCRUED AS PART     FUNDS PAID TO
NAME OF TRUSTEE                                         FROM FUND          OF FUND EXPENSE           DIRECTORS(1)
----------------------------------------------------   ------------    ------------------------    ----------------
Ronald W. Forbes(1).................................      $8,800                 None                  $142,500
Cynthia A. Montgomery(1)............................      $8,800                 None                  $142,500
Charles C. Reilly(1)................................      $9,800                 None                  $293,833
Kevin A. Ryan(1)....................................      $8,800                 None                  $142,500
Richard R. West(1)..................................      $8,800                 None                  $272,833

------------------
(1) The Directors serve on the Boards of other MLAM/FAM Advised Funds as follows: Mr. Forbes (28 registered investment companies consisting of 41 portfolios); Ms. Montgomery (28 registered investment companies consisting of 41 portfolios); Mr. Reilly (46 registered investment companies consisting of 59 portfolios); Mr. Ryan (28 registered investment companies consisting of 41 portfolios); and Mr. West (47 registered investment companies consisting of 69 portfolios).

                              INVESTMENT ADVISORY
                        AND ADMINISTRATIVE ARRANGEMENTS

     Merrill Lynch Asset Management, L.P. (the 'Investment Adviser'), which is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch, provides the Fund with investment advisory and administrative services. The Investment Adviser or FAM acts as the investment adviser for more than 140 registered investment companies. The Investment Adviser also offers investment advisory services to individuals and institutions. As of September 30, 1997, the Investment Adviser and FAM had a total of approximately $272.5 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

     The Investment Advisory Agreement provides that, subject to the direction of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.

     The Investment Adviser provides the portfolio management for the Fund. Such portfolio management will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. The Investment Adviser also will be responsible for the performance of certain management services for the Fund. The Portfolio Manager for the Fund is R. Douglas Henderson.

     For the services provided by the Investment Adviser under the Investment Advisory Agreement, the Fund pays a monthly fee at an annual rate of 0.95 of 1% of the Fund's average daily net assets (i.e., the average daily value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund and accumulated dividends on the shares of preferred stock, if any). For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month.

     Under the terms of an administration agreement with the Fund (the 'Administration Agreement'), the Investment Adviser also performs or arranges for the performance of the administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Fund, including paying all compensation of and furnishing office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates.

     For the administrative services rendered to the Fund and the facilities furnished, the Fund pays the Investment Adviser a monthly fee at an annual rate of 0.25 of 1% of the Fund's average daily net assets determined in the same manner as the fee payable by the Fund under the Investment Advisory Agreement. The combined advisory and administration fees are greater than the advisory fees paid by most funds but are similar in amount to the fees paid by similar funds making similar investments.

     For the fiscal years ended August 31, 1995, 1996 and 1997 the fee paid by the Fund to the Investment Adviser pursuant to the Investment Advisory Agreement was $13,654,371, $25,872,222 and $27,674,808, respectively, and the fee paid by the Fund pursuant to the Administration Agreement was $3,593,255, $6,808,480 and $7,282,844, respectively (based on average daily net assets of approximately $1.4 billion, $2.7 billion and $2.9 billion, respectively).

     The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, if any, stock certificates and shareholder reports, charges of the Custodian and the Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing Agent, expenses of registering the shares under Federal and state securities laws, fees and expenses with respect to the issuance of preferred shares or any borrowing, Commission fees, fees and expenses of non-interested Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services. For the fiscal years ended August 31, 1995, 1996 and 1997, the reimbursement for such services aggregated $197,653, $401,728 and $373,370, respectively.

     Unless earlier terminated as described below, the Investment Advisory and Administration Agreements will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

     Securities held by the Fund, including Corporate Loans, may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliate act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or other funds for which it acts as investment adviser or for advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


CODE OF ETHICS

     The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which incorporates the Code of Ethics of the Investment Adviser (together, the 'Codes'). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.

     The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a 'hot' initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading 'blackout periods' which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

     Transfer Agency Services. Merrill Lynch Financial Data Services, Inc. (the 'Transfer Agent'), which is a subsidiary of ML&Co., acts as the Fund's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the 'Transfer Agency Agreement'). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and tender of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee of up to $14.00 per shareholder account, and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term 'account' includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML&Co. For the fiscal year ended August 31, 1997, the total fee paid by the Fund to the Transfer Agent was $1,688,406.

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Investment Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable fee, commission or spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive fee or commission rates, the Fund does not necessarily pay the lowest commission or spread available.

     The Fund will purchase Corporate Loans in individually negotiated transactions with commercial banks, thrifts, insurance companies, finance companies and other financial institutions. In selecting such financial institutions, the Investment Adviser may consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. See 'Investment Objective and Policies-- Description of Participation Interests.' While such financial institutions generally are not required to repurchase Participation Interests in Corporate Loans which they have sold, they may act as principal or on an agency basis in connection with the Fund's disposition of Corporate Loans.

     The Fund has no obligation to deal with any bank, broker or dealer in execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms which provided supplemental investment research to the Investment Adviser, including Merrill Lynch, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

     Other securities in which the Fund may invest are traded primarily in the over-the-counter markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the 1940 Act, except as permitted by exemptive order, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. See 'Investment Restrictions.' An affiliated person of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

PORTFOLIO TURNOVER

     Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to the Investment Adviser. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund's annual portfolio turnover rate, under normal circumstances, should be less than 100%. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) For the fiscal years ended August 31, 1996 and 1997, the Fund's portfolio turnover rate was 80.20% and 74.00%, respectively.

                          DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to continue to distribute all its net investment income. Dividends from such net investment income are declared daily and paid monthly to holders of Common Stock. Monthly distributions to holders of Common Stock consist of substantially all net investment income remaining after the payment of interest on any borrowing or dividends or interest on any senior securities from and after any borrowing or issuance of senior securities. For Federal tax purposes, the Fund will be required to distribute substantially all of its net investment income for each calendar year. All net realized capital gains, if any, are distributed at least annually to holders of Common Stock. Shares of Common Stock accrue dividends as long as they are issued and outstanding. Shares of Common Stock are issued and outstanding from the settlement date of a purchase order to the settlement date of a tender offer. The Fund has entered into an agreement providing for an unsecured revolving credit facility (the 'Facility') which contains restrictions on the payment of dividends by the Fund. For a description of such restrictions see 'Special Leverage Considerations.'

     Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has at the time of the declaration of any such dividend or distribution or at the time of any such purchase an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

     While any shares of preferred stock are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Stock, unless at the time of such declaration, (1) all accumulated preferred stock dividends have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred stock (expected to be equal to original purchase price per share plus any accumulated and unpaid dividends thereon). This limitation, and the limitation contained in the preceding paragraph, on the Fund's ability to make distributions on its Common Stock could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See 'Special Leverage Considerations' and 'Taxes.'

     See 'Automatic Dividend Reinvestment Plan' for information concerning the manner in which dividends and distributions to holders of Common Stock may be automatically reinvested in shares of Common Stock of the Fund. Dividends and distributions will be taxable to shareholders whether they are reinvested in shares of the Fund or received in cash.

                                     TAXES

GENERAL

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ('RICs') under the Code. As long as it so qualifies, in any taxable year in which it distributes at least 90% of its net income (see below), the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of its net investment income and net capital gains.

     Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as 'ordinary income dividends') are taxable to shareholders as ordinary income. Distributions, if any, from the excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in interest rate swaps ('capital gain dividends') are taxable as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Recent legislation creates additional categories of capital gains taxable at different rates. Although the legislation does not explain how gain in these categories will be taxed to shareholders of RICs, it authorizes regulations applying the new categories of gain and the new rates to sales of securities by RICs. In the absence of guidance, there is some uncertainty as to the manner in which the categories of gain and related rates will be passed through to shareholders in capital gain dividends. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's Common Stock and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such Common Stock is held as a capital asset).

     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of the taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. It is anticipated that guidance from the Internal Revenue Service (the "IRS") permitting categories of gain and related rates to be passed through to shareholders would also require the Fund to designate the amounts of various categories of capital gain income in capital gain dividends in a written notice sent to shareholders. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

     The IRS has taken the position in a revenue ruling that if a RIC has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including the different categories of capital gains, discussed above. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during the year that was paid to such class. Consequently, if both Common Stock and preferred stock are outstanding, the Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Thus, capital gain dividends, including the different categories of capital gains, as discussed above, will be allocated between the holders of Common Stock and preferred stock in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute during each calendar year 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

     Under the terms of the Facility, the Fund may be restricted with respect to the declaration and payment of dividends in certain circumstances. See 'Special Leverage Considerations.' Additionally, if at any time when shares of preferred stock are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Stock until the asset coverage is restored. See 'Dividends and Distributions.' Limits on the Fund's payment of dividends may prevent the Fund from distributing at least 90% of its net income and may therefore jeopardize the Fund's qualification for taxation as a RIC and/or may subject the Fund to the 4% Federal excise tax described above. Upon any failure to meet the asset coverage requirement of the 1940 Act, the Fund may, in its sole discretion, redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC. There can be no assurance, however, that any such action would achieve such objectives. The Fund will endeavor to avoid restriction of its dividend payments under the Facility.

     As noted above, the Fund must distribute annually at least 90% of its net investment income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred stock that the Fund has the authority to issue may raise a question as to whether distributions on such preferred stock are 'preferential' under the Code and therefore not eligible for the dividends paid deduction. The Fund intends to rely on the advice of its counsel and may seek a private letter ruling from the IRS on the issues raised by issuance of these types of preferred stock. Moreover, the Fund intends to issue preferred stock that counsel advises or the IRS has ruled will not result in the payment of preferential dividends. If the Fund ultimately relies solely on a legal opinion in the event it issues such preferred stock, there is no assurance that the IRS would agree that dividends on the preferred stock are not preferential. If the IRS successfully disallowed the dividends paid deduction for dividends on the preferred stock, the Fund could lose the benefit of the special treatment afforded RICs under the Code.

     The Federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require the Fund to treat payments received under such arrangements as ordinary income and to amortize payments under certain circumstances. Additionally, because the treatment of swaps under the RIC qualification rules is not clear, the Fund will limit its activity in this regard in order to maintain its qualification as a RIC.

     Under certain Code provisions, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ('backup withholding'). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding tax.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Interest income from non-U.S. securities may be subject to withholding and other taxes imposed by the country in which the issuer is located. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

OFFERS TO PURCHASE SHARES

     Under current law, a holder of Common Stock who, pursuant to any Tender Offer, tenders all shares of Common Stock owned by such shareholder and who, after such Tender Offer, is not considered to own any shares under attribution rules contained in the Code will realize a taxable gain or loss depending upon such shareholder's basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are held as capital assets, and the applicable category of capital gain and related tax rate will depend on the shareholder's holding period for the shares. Different tax consequences may apply to tendering and nontendering holders of Common Stock in connection with a Tender Offer, and these consequences will be disclosed in the related offering documents. For example, if a tendering holder of Common Stock tenders less than all shares owned by or attributed to such shareholder, and if the distribution to such shareholder does not otherwise qualify as a sale or exchange, the proceeds received will be treated as a taxable dividend, a return of capital or capital gain depending on the Fund's earnings and profits and the shareholder's basis in the tendered shares. Also, there is a remote risk that non-tendering holders of Common Stock may be considered to have received a deemed distribution which may be a taxable dividend in whole or in part. Holders of Common Stock may wish to consult their tax advisers prior to tendering. If holders of Common Stock whose shares are acquired by the Fund in the open market sell less than all shares owned by or attributed to them, a risk exists that these shareholders will be subject to taxable dividend treatment and a remote risk exists that the remaining shareholders may be considered to have received a deemed distribution.

                         ------------------------------

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial, or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                      AUTOMATIC DIVIDEND REINVESTMENT PLAN

     All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund at the net asset value per share next determined on the payable date of such dividend or distribution. A shareholder may at any time, by request to his Merrill Lynch financial consultant or by written notification to

Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks. Cash payments can also be directly deposited to the shareholder's bank account. No Early Withdrawal Charge will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

     The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable (or required to be withheld) on such dividends or distributions. See 'Taxes.'

                                NET ASSET VALUE

     The net asset value per share of Common Stock is determined Monday through Friday as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each business day during which the NYSE is open. The NYSE is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. For purposes of determining the net asset value of a share of Common Stock, the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accumulated but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of preferred stock is divided by the total number of shares of Common Stock outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

     Corporate Loans will be valued in accordance with guidelines established by the Board of Directors. Under the Fund's current guidelines, Corporate Loans for which an active secondary market exists to a reliable degree in the opinion of the Investment Adviser and for which the Investment Adviser can obtain at least two quotations from banks or dealers in Corporate Loans will be valued by the Investment Adviser by calculating the mean of the last available bid and asked prices in the market for such Corporate Loans, and then using the mean of those two means. If only one quote for a particular Corporate Loan is available, such Corporate Loan will be valued on the basis of the mean of the last available bid and asked prices in the market. For Corporate Loans for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Corporate Loans will be valued by the Investment Adviser at fair value, which is intended to approximate market value. In valuing a Corporate Loan at fair value, the Investment Adviser will consider, among other factors, (i) the creditworthiness of the Borrower and any Intermediate Participants, (ii) the current interest rate period until next interest rate reset and maturity of the Corporate Loan, (iii) recent prices in the market for similar Corporate Loans, if any, and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

     Other portfolio securities (other than short-term obligations but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, such other portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuations. Repurchase agreements are valued at cost plus accrued interest. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

                          DESCRIPTION OF CAPITAL STOCK

     The Fund is authorized to issue 1,000,000,000 shares of capital stock, par value $.10 per share, all of which shares are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock by setting or changing in any one or more respects the designation and number of shares of any such class or series, and the nature, rates, amounts and times at which and the conditions under which dividends shall be payable on, and the voting, conversion, redemption and liquidation rights of, such class or series and any other preferences, rights, restrictions and qualifications applicable thereto. The Fund may reclassify an amount of unissued Common Stock as preferred stock and at that time offer shares of preferred stock representing up to approximately 35% of the Fund's capital immediately after the issuance of such preferred stock.

     Shares of Common Stock, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shareholders are entitled to one vote for each share held.

     In the event that the Fund issues preferred stock and so long as any shares of the Fund's preferred stock are outstanding, holders of Common Stock will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. During the term of the Facility, the Fund may not issue any additional capital stock other than common stock. See 'Special Leverage Considerations.'

     The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its shareholders of record.

     The following table sets forth the authorized shares of the Fund, the number of shares held by the Fund for its own account and the total number of shares outstanding as of September 30, 1997, exclusive of that held by the Fund.

                                                                                                AMOUNT OUTSTANDING
                                                                                                AS OF SEPTEMBER 30,
                                                                                                1997 (EXCLUSIVE OF
                                                                              AMOUNT HELD BY      AMOUNT HELD BY
                                                                AMOUNT         FUND FOR OWN        FUND FOR OWN
                     CLASS OF SHARES                          AUTHORIZED         ACCOUNT             ACCOUNT)
----------------------------------------------------------   -------------    --------------    ------------------
Common Stock..............................................   1,000,000,000         --               298,711,170

CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION

     In February 1994, the shareholders of the Fund approved the change of the name of the Fund from 'Merrill Lynch Prime Fund, Inc.' to 'Merrill Lynch Senior Floating Rate Fund, Inc.'

     The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director elected by all holders of capital stock or by the holders of preferred stock may be removed from office only for cause by vote of the holders of at least 66 2/3% of the shares of capital stock or preferred stock, as the case may be, of the Fund entitled to be voted on the matter.

     In addition, the Articles of Incorporation require the favorable vote of the holders of at least 66-2/3% of the Fund's shares of capital stock, then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:

          (i) a merger or consolidation or statutory share exchange of the Fund with other corporations;

          (ii) a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

          (iii) a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of the Fund's shares of capital stock is required. Following any issuance of preferred stock, it is anticipated that the approval, adoption or authorization of the foregoing would also require the favorable vote of a majority of the Fund's shares of preferred stock then entitled to be voted, voting as a separate class.

     The Board of Directors has determined that the 66 2/3% voting requirements described in the foregoing paragraph and under 'Certain Provisions of the Articles of Incorporation,' which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Articles of Incorporation on file with the Commission for the full text of these provisions.

                                PERFORMANCE DATA

     From time to time the Fund may include its yield and/or total return for various specified time periods in advertisements or information furnished to present or prospective shareholders.

     The yield of the Fund refers to the income generated by an investment in the Fund over a stated period. Yield is calculated by annualizing the most recent monthly distribution and dividing the product by the average maximum offering price. For the fiscal year ended August 31, 1997, the Fund earned $0.669 per share income dividends, representing a net annualized yield of 6.70%, based on a month-end per share net asset value of $10.02.

     The Fund also may quote annual total return and aggregate total return performance data. Total return quotations for the specified periods will be computed by finding the rate of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of the period. For the fiscal year ended August 31, 1997, the annual total return of the Fund was 7.23%, based on the change in per share net asset value from $9.99 to $10.02, and assuming reinvestment of $0.668 per share income dividends. For the period November 3, 1989 (commencement of operations) to August 31, 1997, the aggregate total return of the Fund was 71.96%, based on the change in per share net asset value from $10.00 to $10.02, and assuming reinvestment of $5.404 per share income dividends.

     The calculation of yield and total return does not reflect the imposition of any Early Withdrawal Charges.

     Yield and total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's yield is expected to fluctuate, and its total return will vary depending on market conditions, the Corporate Loans and other securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of net realized and unrealized capital gains or losses during the period.

     On occasion, the Fund may compare its yield to (1) the Prime Rate, quoted daily in The Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks, (2) the CD rate, quoted daily in The Wall Street Journal as the average of top rates paid by major New York banks on primary new issues of negotiable CDs, usually on amounts of $1 million and more,
(3) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (4) the average yield reported by the Bank Rate Monitor National IndexTM for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas,
(5) yield data published by Lipper Analytical Services, Inc., or (6) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. In addition, the Fund may compare the Prime Rate, the CD rate, the Donoghue's averages and the other yield data described above to each other. As with yield quotations, yield comparisons should not be considered indicative of the Fund's yield or relative performance for any future period.

                                   CUSTODIAN

     The Fund's securities and cash are held under a Custodial Agreement with The Bank of New York, 90 Washington Street, New York, New York 10286.

                   TRANSFER AGENT, DIVIDEND DISBURSING AGENT
              AND SHAREHOLDER SERVICING AGENT; SHAREHOLDER REPORTS

     The Transfer Agent for the shares of the Fund is Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, a subsidiary of ML&Co.

     Shareholder Reports. Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

                            Merrill Lynch Financial Data Services, Inc.
                            P.O. Box 45289
                            Jacksonville, Florida 32232-5289

     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at (800) 637-3863.

                                 LEGAL OPINIONS


     Certain legal matters in connection with the Common Stock offered hereby are passed on for the Fund by Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557.

                              INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, have been selected as the independent auditors of the Fund. The selection of independent auditors is subject to ratification by the shareholders of the Fund. The independent auditors are responsible for auditing the financial statements of the Fund.
                                       42

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Senior Floating Rate Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Senior Floating Rate Fund, Inc. as of August 31, 1997, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1997 by correspondence with the custodian and financial intermediaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Senior Floating Rate Fund, Inc. as of August 31, 1997, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 24, 1997


Merrill Lynch Senior Floating Rate Fund, Inc.                                                                   August 31, 1997

SCHEDULE OF INVESTMENTS                                                                                          (in Thousands)

                     Face                                           Loan       S&P    Moody's  Stated                 Value
Industries          Amount            Borrower                      Type     Rating   Rating  Maturity    Cost      (Note 1a)

                            Senior Secured Floating Rate Loan Interests*
Advertising --       $471   Katz Media Corporation                  Reducing
0.7%                                                                Revolver   NR+     Ba3      9/30/03     $472        $471
                    2,143   Katz Media Corporation                  Term A     NR+     Ba3      9/30/03    2,140       2,146
                    6,633   Katz Media Corporation                  Term B     NR+     Ba3     12/31/04    6,618       6,658
                    7,500   Outdoor Systems, Inc.                   Term       NR+     NR+      6/30/04    7,485       7,537
                    5,000   Outdoor Systems, Inc.                   Canadian
                                                                    Term Loan  NR+     NR+      6/30/04    4,990       5,025
                                                                                                       ---------   ---------
                            Total Advertising                                                             21,705      21,837
                                                                                                       =========   =========

Aerospace -- 0.3%   5,168   Whittaker Corporation                   Revolving
                                                                    Credit     NR+     NR+      4/09/01    5,168       5,175
                    3,825   Whittaker Corporation                   Term       NR+     NR+      4/09/01    3,773       3,829
                                                                                                       ---------   ---------
                            Total Aerospace                                                                8,941       9,004
                                                                                                       =========   =========

Air Transport --    3,600   Continental Airlines, Inc.              Term A     BB-     NR+      7/31/02    3,595       3,586
0.3%                6,400   Continental Airlines, Inc.              Term B     BB-     NR+      7/31/04    6,400       6,396
                                                                                                       ---------   ---------
                            Total Air Transport                                                            9,995       9,982
                                                                                                       =========   =========

Aircraft &          5,060   Aerostructures Hamble Holdings PLC      Term B     NR+     NR+      9/30/03    5,037       5,089
Parts -- 2.2%       1,840   Aerostructures Hamble Holdings PLC      Term C     NR+     NR+      9/30/04    1,832       1,850
                    9,783   Alliant Techsystems, Inc.               Term       NR+     Ba2      3/15/01    9,775       9,783
                    4,950   Banner Industries, Inc.                 Term B     NR+     NR+      6/30/03    4,928       4,941
                    7,494   Evergreen International Aviation, Inc.  Term B     NR+     Ba3      5/31/03    7,458       7,461
                   24,583   Gulfstream Aerospace Corp.              Term       NR+     NR+      9/30/02   24,540      24,614
                    4,975   Mag Aerospace                           Term B     NR+     NR+     12/06/01    4,942       4,956
                    2,970   Technetics                              Term A     NR+     NR+      6/20/02    2,951       2,961
                    5,000   Tri Star Inc.                           Term       NR+     NR+      9/30/03    4,954       4,975
                                                                                                       ---------   ---------
                            Total Aircraft & Parts                                                        66,417      66,630
                                                                                                       =========   =========

Amusement &         4,263   AMF Group, Inc.                         Revolving
Recreational                                                        Credit     NR+     Ba3      3/31/02    4,263       4,263
Services -- 5.2%    9,929   AMF Group, Inc.                         Axel A     NR+     Ba3      3/31/03   10,043      10,053

                   19,813   AMF Group, Inc.                         Axel B     NR+     Ba3      3/31/04   19,844      20,110
                    2,453   AMF Group, Inc.                         Term       NR+     Ba3      3/31/02    2,448       2,462
                   21,283   AMF Group, Inc.                         Term B     NR+     Ba3      3/31/03   21,238      21,549
                    3,039   AMF Group, Inc.                         Term C1    NR+     Ba3      3/31/02    3,058       3,050
                    2,862   AMF Group, Inc.                         Term C1    NR+     Ba3      3/31/03    2,905       2,898
                    2,106   AMF Group, Inc.                         Term C2    NR+     Ba3      3/31/04    2,137       2,137
                    4,125   Amfac Parks, Inc.                       Term B     NR+     NR+      9/30/02    4,092       4,112
                    5,000   Fitness Holdings                        Term       NR+     NR+     12/31/00    4,971       4,981
                    7,143   KSL Recreation Group, Inc.              Revolving
                                                                    Credit     NR+     B2       4/30/04    7,143       7,214
                    7,750   KSL Recreation Group, Inc.              Term A     NR+     B2       4/30/05    7,773       7,828
                    7,750   KSL Recreation Group, Inc.              Term B     NR+     B2       4/30/06    7,773       7,828
                    6,283   Kerastotes                              Revolving
                                                                    Credit     NR+     NR+     12/31/03    6,283       6,251
                    3,677   Kerastotes                              Term       NR+     NR+     12/31/04    3,647       3,666
                   14,888   Metro Goldwyn Mayer Co.                 Term B     NR+     Ba3      3/31/04   14,786      14,962
                      872   Six Flags Entertainment Corp.           Term       NR+     Ba3     10/28/01      872         873
                    5,496   Six Flags Entertainment Corp.           Term A     NR+     Ba3     10/28/01    5,510       5,510
                   17,473   Six Flags Entertainment Corp.           Term B     NR+     Ba3      6/23/03   17,404      17,604
                    7,500   Vail Corporation                        Term B     NR+     NR+      4/15/04    7,490       7,519
                                                                                                       ---------   ---------
                            Total Amusement & Recreational Services                                      153,680     154,870
                                                                                                       =========   =========


Merrill Lynch Senior Floating Rate Fund, Inc.                                                                   August 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                              (in Thousands)

                     Face                                           Loan       S&P    Moody's  Stated                 Value
Industries          Amount            Borrower                      Type     Rating   Rating  Maturity    Cost      (Note 1a)

Apparel -- 1.2%     4,571   CS Brooks Canada                        Axel A     NR+     NR+      6/30/02    4,551       4,548
                   10,157   CS Brooks Canada                        Axel B     NR+     NR+      6/30/04   10,114      10,106
                    9,683   Humphreys Inc.                          Term B     NR+     NR+      1/15/03    9,683       9,683
                    5,000   Renfro Corp.                            Term B     NR+     NR+      1/15/03    4,977       4,994
                    6,237   William Carter Co. (The)                Term       BB-     Ba3     10/31/03    6,209       6,237
                                                                                                       ---------   ---------
                            Total Apparel                                                                 35,534      35,568
                                                                                                       =========   =========

Automotive          4,000   American Bumper                         Term B     NR+     NR+     10/31/02    3,990       4,015
Equipment --       23,731   Collins & Aikman Corp.                  Term B     B+      B1      12/31/02   23,635      23,790
1.7%                  385   Johnstown America Industrial Inc.       Revolving
                                                                    Credit     NR+     B1       3/31/02      385         375
                   19,001   Johnstown America Industrial Inc.       Term B     NR+     B1       3/31/03   18,925      18,639

                    5,000   Safelite Glass Corp.                    Term B     BB-     Ba3      9/08/04    4,982       5,028
                                                                                                       ---------   ---------
                            Total Automotive Equipment                                                    51,917      51,847
                                                                                                       =========   =========

Broadcast --        5,593   American Radio Systems Corp.            Revolving
Radio & TV --                                                       Credit     B+      Ba2     12/31/04    5,593       5,588
6.2%                3,905   Benedek Broadcasting Corp.              Axel A     B+      Ba3      5/01/01    3,894       3,896
                    4,200   Benedek Broadcasting Corp.              Axel B     B+      Ba3     11/01/02    4,187       4,190
                      480   Chancellor Broadcasting, Inc.           Revolving
                                                                    Credit     NR+     Ba2      6/26/04      480         479
                   12,000   Chancellor Broadcasting, Inc.           Term       NR+     Ba2      6/26/04   11,956      11,985
                    4,613   Citicasters Inc. (Jacor)                Term B     BB-     Ba2      9/17/04    4,592       4,608
                    7,371   Evergreen Media Corp.                   Revolving
                                                                    Credit     NR+     NR+      6/30/05    7,371       7,325
                   53,571   Evergreen Media Corp.                   Term       NR+     NR+      6/30/05   53,391      53,471
                    8,261   Latin Communications                    Term       NR+     NR+      3/31/04    8,211       8,235
                   10,000   Sinclair Broadcasting Group Inc.        Term B     NR+     Ba2     12/31/04    9,985      10,000
                    9,193   Sullivan Broadcasting                   Term B     NR+     Ba3     12/31/03    9,164       9,175
                   46,682   Viacom, Inc.                            Term       NR+     Ba2      7/01/02   46,622      46,639
                   20,000   Western Wireless Corp.                  Term B     B+      B1       3/31/05   20,000      20,119
                                                                                                       ---------   ---------
                            Total Broadcast -- Radio & TV                                                185,446     185,710
                                                                                                       =========   =========

Building & Con-     4,447   Fenway Holdings, Inc.                   Term B     NR+     NR+      9/15/02    4,421       4,395
struction -- 0.1%                                                                                      ---------   ---------
                            Total Building & Construction                                                  4,421       4,395
                                                                                                       =========   =========

Building            3,750   Amerimax                                Term C     NR+     NR+      6/30/04    3,745       3,750
Materials -- 3.0%   4,190   Behr Process                            Term B     NR+     NR+      3/31/04    4,184       4,190
                    2,793   Behr Process                            Term C     NR+     NR+      3/31/05    2,789       2,796
                    3,695   Dal Tile International Inc.             Revolving
                                                                    Credit     NR+     NR+     12/31/02    3,695       3,665
                    4,143   Dal Tile International Inc.             Term       NR+     NR+     12/31/02    4,138       4,121
                   27,000   Dal Tile International Inc.             Term B     NR+     NR+     12/31/03   26,868      26,916
                    2,521   Euramax Holdings                        Term B     NR+     NR+      6/30/04    2,518       2,521
                    5,000   Falcon Building Products, Inc.          Term       NR+     B1       6/30/05    4,980       5,006
                   29,875   National Gypsum Co.                     Term B     NR+     Ba3      9/20/03   29,824      29,987
                    8,248   Walter Industrials, Inc.                Term B     NR+     NR+      2/22/03    8,234       8,263
                                                                                                       ---------   ---------
                            Total Building Materials                                                      90,975      91,215
                                                                                                       =========   =========


Merrill Lynch Senior Floating Rate Fund, Inc.                                                                   August 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                              (in Thousands)

                     Face                                           Loan       S&P    Moody's  Stated                 Value
Industries          Amount            Borrower                      Type     Rating   Rating  Maturity    Cost      (Note 1a)

Cable TV            6,000   Cablevision of Ohio                     Term       NR+     Ba2     12/31/05    5,987       5,992
Services -- 5.4%   24,375   Chelsea Communications                  Term B     NR+     NR+     12/31/04   24,278      24,322
                   17,081   Classic Cable Inc.                      Term B     NR+     B1       6/30/05   16,911      16,568
                   18,683   Coaxial Communications                  Term B     NR+     NR+     12/31/99   18,627      18,497
                    5,000   FrontierVision Operating Partners L.P.  Term B     NR+     Ba3      6/30/05    4,972       5,000
                   10,000   Intermedia Communications, Inc.         Term       NR+     Ba3      1/01/05    9,977      10,038
                    3,193   Marcus Cable Operating Co.              Revolving
                                                                    Credit     NR+     NR+      4/30/14    3,193       3,177
                   30,625   Marcus Cable Operating Co.              Term A     NR+     NR+     12/31/02   30,521      30,644
                   35,750   Marcus Cable Operating Co.              Term B     NR+     NR+      4/30/04   35,483      35,951
                   10,000   Triax Midwest                           Term B     NR+     NR+      6/30/05    9,942       9,997
                                                                                                       ---------   ---------
                            Total Cable TV Services                                                      159,891     160,186
                                                                                                       =========   =========

Casinos -- 0.2%     5,293   Alliance Gaming Corp.                   Term B     NR+     NR+      1/31/05    5,294       5,336
                    1,392   Alliance Gaming Corp.                   Term C     NR+     NR+      7/31/05    1,392       1,404
                                                                                                       ---------   ---------
                            Total Casinos                                                                  6,686       6,740
                                                                                                       =========   =========

Chemicals -- 5.3%   8,890   Aztar Corporation                       Revolving
                                                                    Credit     NR+     NR+     12/31/99    8,890       8,890
                    4,140   Aztar Corporation                       Term       NR+     NR+     12/31/99    4,142       4,137
                   11,396   Cedar Chemical                          Term B     NR+     NR+     10/31/03   11,321      11,368
                    4,988   Exide Corporation                       Term D     NR+     NR+      6/15/01    4,988       4,994
                    2,189   HSC Holdings                            Revolving
                                                                    Credit     NR+     NR+     12/31/99    2,189       2,184
                    3,350   HSC Holdings                            Term       NR+     NR+     12/31/99    3,335       3,342
                    2,886   Harris Specialty Chemicals              Revolving
                                                                    Credit     NR+     NR+     12/30/01    2,886       2,897
                      219   Harris Specialty Chemicals              Term A     NR+     NR+     12/30/00      219         220
                      226   Harris Specialty Chemicals              Term A     NR+     NR+     12/30/01      226         227
                      602   Harris Specialty Chemicals              Term B     NR+     NR+     12/30/99      601         605
                    2,447   Harris Specialty Chemicals              Term B     NR+     NR+     12/30/01    2,437       2,457
                   35,990   Huntsman Corp.                          Term A     NR+     NR+     12/31/02   35,962      35,934
                    5,000   Huntsman Corp.                          Term B     NR+     NR+      3/15/04    4,995       5,050
                   14,850   Huntsman Corp.                          Term B     NR+     NR+     12/31/05   14,800      14,850
                   15,000   Huntsman Corp.                          Term B     NR+     NR+      6/30/04   15,000      15,103
                    5,000   Huntsman Corp.                          Term C     NR+     NR+      3/15/05    4,995       5,050
                    8,000   Pioneer Americas Acquisition Corp.      Term       NR+     NR+      12/5/06    8,069       8,077

                   24,143   Sterling Chemicals, Inc.                Term B     NR+     Ba3      9/30/04   24,033      24,173
                    6,611   Texas Petrochemicals Corp.              Term B     NR+     Ba3      6/30/04    6,589       6,595
                    1,047   Thoro World Systems, Inc.               Term A     NR+     NR+     12/30/00    1,042       1,051
                    1,422   Thoro World Systems, Inc.               Term B     NR+     NR+     12/30/01    1,413       1,427
                                                                                                       ---------   ---------
                            Total Chemicals                                                              158,132     158,631
                                                                                                       =========   =========

Computer-Related    7,000   Anacomp, Inc.                           Term       NR+     B2       3/31/01    6,969       7,057
Services &         11,000   DecisionOne Corp.                       Term B     NR+     B1       8/07/05   10,983      10,986
Products -- 1.4%    7,417   Fairchild Semiconductors Corp.          Term B     NR+     Ba3      3/11/03    7,399       7,473
                   12,438   Phase Metrics                           Term       NR+     NR+     11/12/01   12,383      12,189
                    5,000   Triad Systems Corp.                     Term       NR+     NR+      2/27/03    4,971       4,953
                                                                                                       ---------   ---------
                            Total Computer-Related Services & Products                                    42,705      42,658
                                                                                                       =========   =========


Merrill Lynch Senior Floating Rate Fund, Inc.                                                                   August 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                              (in Thousands)

                     Face                                           Loan       S&P    Moody's  Stated                 Value
Industries          Amount            Borrower                      Type     Rating   Rating  Maturity    Cost      (Note 1a)

Consumer              615   E & S Holdings Corp.                    Revolving
Products --                                                         Credit     NR+     B1       9/30/03      615         615
1.8%                2,059   E & S Holdings Corp.                    Term       NR+     B1       9/30/03    2,059       2,059
                    5,172   Hedstrom Corp.                          Term A     NR+     B1       6/30/03    5,147       5,153
                   15,000   Playtex Family Products Inc.            Term B     NR+     Ba2      9/15/03   14,926      15,112
                    7,228   RTI Funding Corp. (Ritvik Toys)         Term B     NR+     NR+      2/07/03    7,168       7,255
                    7,228   RTI Funding Corp. (Ritvik Toys)         Term C     NR+     NR+      2/07/04    7,165       7,255
                   15,000   Revlon Consumer Products Corp.          Term       NR+     NR+      5/30/02   14,988      15,007
                                                                                                       ---------   ---------
                            Total Consumer Products                                                       52,068      52,456
                                                                                                       =========   =========

Diversified         1,712   Ameriserve Food Corp.                   Term A     NR+     NR+      6/30/03    1,721       1,722
Manufacturing --    5,000   Sarah Michael                           Term B     NR+     NR+      6/30/04    5,000       5,000
0.5%                7,490   Thermadyne Industries, Inc.             Revolving
                                                                    Credit     NR+     Ba3      6/30/01    7,490       7,490
                                                                                                       ---------   ---------
                            Total Diversified Manufacturing                                               14,211      14,212
                                                                                                       =========   =========


Drilling -- 0.3%    4,676   IRI International                       Term A     NR+     NR+      3/31/02    4,660       4,702
                    4,846   Rigco North America                     Term       NR+     NR+      9/30/98    4,832       4,871
                                                                                                       ---------   ---------
                            Total Drilling                                                                 9,492       9,573
                                                                                                       =========   =========

Drug/Proprietary      204   Duane Reade Co.                         Term A     NR+     NR+      9/30/98      204         204
Stores -- 0.9%     10,000   Duane Reade Co.                         Term B     NR+     NR+      9/30/99    9,953       9,987
                    8,366   Smith's Food & Drug Centers, Inc.       Term A     NR+     NR+      3/31/05    8,356       8,369
                    9,574   Smith's Food & Drug Centers, Inc.       Term B     NR+     NR+      3/31/05    9,563       9,586
                                                                                                       ---------   ---------
                            Total Drug/Proprietary Stores                                                 28,076      28,146
                                                                                                       =========   =========

Electronics/        7,275   Amphenol Corp.                          Term B     NR+     Ba3      3/31/02    7,390       7,364
Electrical          6,911   Amphenol Corp.                          Term C     NR+     Ba3      3/31/03    7,021       7,000
Components --       2,986   Circo Craft Co. (Viasystems)            Term B     NR+     NR+      6/30/04    2,976       2,997
2.2%                1,800   Circo Craft Co. (Viasystems)            Term C     NR+     NR+      6/30/05    1,794       1,807
                    5,550   Communications & Power Industries Inc.  Term B     NR+     NR+      8/11/02    5,507       5,564
                    4,089   Details, Inc.                           Term A     NR+     NR+      1/31/01    4,066       4,076
                    2,957   Dictaphone Corp.                        Revolving
                                                                    Credit     B-      B1       3/31/01    2,957       2,817
                    2,870   Dictaphone Corp.                        Term A     B-      B1       3/31/01    2,818       2,769
                   20,000   International Wire Group, Inc.          Term B     NR+     B1       9/30/03   19,981      20,040
                    1,364   L-3 Communications Corp.                Term A     NR+     Ba3      3/31/03    1,361       1,381
                    2,494   L-3 Communications Corp.                Term B     NR+     Ba3      3/31/05    2,490       2,526
                    1,645   L-3 Communications Corp.                Term C     NR+     Ba3      3/31/06    1,641       1,665
                    7,000   Telex Communications, Inc.              Term B     NR+     Ba3     11/30/04    6,983       7,048
                                                                                                       ---------   ---------
                            Total Electronics/Electrical Components                                       66,985      67,054
                                                                                                       =========   =========

Entertainment --    4,500   Moovies Inc.                            Term A     NR+     NR+      3/31/02    4,500       4,500
0.2%                                                                                                   ---------   ---------
                            Total Entertainment                                                            4,500       4,500
                                                                                                       =========   =========

Financial          14,842   Outsourcing Solutions Inc.              Term B     NR+     B1      10/15/03   14,774      14,888
Services -- 0.5%                                                                                       ---------   ---------
                            Total Financial Services                                                      14,774      14,888
                                                                                                       =========   =========


Merrill Lynch Senior Floating Rate Fund, Inc.                                                                   August 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                              (in Thousands)

                     Face                                           Loan       S&P    Moody's  Stated                 Value
Industries          Amount            Borrower                      Type     Rating   Rating  Maturity    Cost      (Note 1a)

Food & Kindred      7,369   American Italian Pasta Company          Term C     NR+     NR+      2/26/04    7,303       7,378
Products --         2,945   Del Monte Corp.                         Revolving
4.7%                                                                Credit     NR+     B2       3/31/03    2,945       2,945
                    3,273   Del Monte Corp.                         Term A     NR+     B2       3/31/03    3,273       3,285
                    5,100   Del Monte Corp.                         Term B     NR+     B2       3/31/05    5,095       5,145
                   17,418   Favorite Brands International           Term B     NR+     NR+      8/30/04   17,345      17,461
                      163   International Homefoods, Inc.           Revolving
                                                                    Credit     NR+     Ba3      3/31/03      163         163
                    3,983   International Homefoods, Inc.           Term A     NR+     Ba3      3/31/03    4,003       3,994
                   15,000   International Homefoods, Inc.           Term B     NR+     Ba3      9/30/04   14,940      15,088
                    2,500   Mistic Beverage, Inc.                   Term B     NR+     NR+      6/01/04    2,488       2,513
                    2,500   Mistic Beverage, Inc.                   Term C     NR+     NR+      6/01/05    2,488       2,513
                    4,609   President Baking Co., Inc.              Term B     NR+     NR+      9/30/00    4,590       4,616
                    3,358   Rykoff-Sexton, Inc.                     Term B     BB-     Ba3     10/31/02    3,358       3,364
                    1,611   Rykoff-Sexton, Inc.                     Term C     BB-     Ba3      4/30/03    1,611       1,614
                    1,960   Select Beverages Inc.                   Term B     NR+     NR+      6/30/01    1,946       1,963
                    2,910   Select Beverages Inc.                   Term C     NR+     NR+      6/30/02    2,890       2,919
                    7,500   Snapple Beverage Corp.                  Term B     NR+     NR+      6/01/04    7,463       7,537
                    7,500   Snapple Beverage Corp.                  Term C     NR+     NR+      6/01/05    7,463       7,537
                   23,057   Specialty Foods Inc.                    Term B     NR+     B3       4/30/01   22,958      23,005
                    7,062   Van De Kamps Inc.                       Term B     NR+     Ba3      4/30/03    7,031       7,097
                    4,431   Van De Kamps Inc.                       Term C     NR+     Ba3      9/30/03    4,411       4,453
                    6,617   Volume Services                         Term B     NR+     B2      12/31/02    6,563       6,617
                    3,312   Volume Services                         Term C     NR+     B2      12/31/03    3,284       3,312
                    4,844   Windsor Quality Food                    Term B     NR+     NR+     12/31/02    4,823       4,783
                                                                                                       ---------   ---------
                            Total Food & Kindred Products                                                138,434     139,302
                                                                                                       =========   =========

Funeral Homes &    15,448   Loewen Group Inc.                       Revolving
Parlors -- 1.3%                                                     Credit     NR+     Ba1      5/29/01   15,448      15,410
                   14,833   Prime Succession International Group    Axel A     BB-     NR+      8/01/03   14,784      15,019
                    6,907   Rose Hills Acquisition Corp.            Axel A     BB      NR+     12/01/03    6,891       7,010
                                                                                                       ---------   ---------
                            Total Funeral Homes & Parlors                                                 37,123      37,439
                                                                                                       =========   =========

Furniture &         9,978   Lifestyle Furnishings International
Fixtures -- 0.3%            Ltd.                                    Term       NR+     Ba2      6/27/07    9,978      10,028
                                                                                                       ---------   ---------
                            Total Furniture & Fixtures                                                     9,978      10,028

                                                                                                       =========   =========

General             8,458   CSK Auto Inc.                           Term       NR+     Ba3     10/31/03    8,409       8,513
Merchandise         1,000   Kmart Corp.                             Revolving
Stores -- 0.7%                                                      Credit     BB+     B1       1/06/00    1,000         999
                    1,938   Music Acquisition                       Term B     NR+     NR+      8/31/01    1,912       1,288
                    7,500   Music Acquisition                       Term C     NR+     NR+      8/31/02    7,400       4,988
                    5,000   Sneaker Stadium                         Term       NR+     NR+     12/31/02    5,000       5,000
                                                                                                       ---------   ---------
                            Total General Merchandise Stores                                              23,721      20,788
                                                                                                       =========   =========

Grocery -- 1.6%    10,400   Big V Supermarkets Inc.                 Term B     NR+     NR+      3/15/00   10,326      10,296
                    3,120   Bruno's, Inc.                           Revolving
                                                                    Credit     NR+     B1       6/02/03    3,120       3,038
                    4,000   Bruno's, Inc.                           Term B     NR+     B1       6/02/05    3,990       3,980
                      806   Carr Gottstein Foods Co.                Revolving
                                                                    Credit     NR+     NR+      6/30/01      806         806
                    2,499   Carr Gottstein Foods Co.                Term A     NR+     B1       6/30/01    2,503       2,509
                    3,546   Carr Gottstein Foods Co.                Term B     NR+     B1      12/31/02    3,553       3,572


Merrill Lynch Senior Floating Rate Fund, Inc.                                                                   August 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                              (in Thousands)

                     Face                                           Loan       S&P    Moody's  Stated                 Value
Industries          Amount            Borrower                      Type     Rating   Rating  Maturity    Cost      (Note 1a)

Grocery             2,971   Ralph's Grocery Company                 Revolving
(concluded)                                                         Credit     NR+     Ba3      2/15/03    2,971       2,964
                    4,952   Ralph's Grocery Company                 Term A     NR+     Ba3      2/15/03    4,941       4,969
                    6,983   Ralph's Grocery Company                 Term B     NR+     Ba3      2/15/04    6,974       7,044
                    4,184   Star Markets Co., Inc.                  Term B     NR+     Ba3     12/31/01    4,170       4,174
                    3,132   Star Markets Co., Inc.                  Term C     NR+     Ba3     12/31/02    3,120       3,120
                                                                                                       ---------   ---------
                            Total Grocery                                                                 46,474      46,472
                                                                                                       =========   =========

Health             16,212   Community Health Systems, Inc.          Term B     NR+     NR+     12/31/03   16,140      16,263
Services -- 5.9%   16,212   Community Health Systems, Inc.          Term C     NR+     NR+     12/31/04   16,139      16,263
                   12,205   Community Health Systems, Inc.          Term D     NR+     NR+     12/31/05   12,149      12,259
                    5,001   Corning/Quest                           Term A     NR+     NR+     12/06/02    4,989       5,007
                    3,252   Dade International, Inc.                Term B     NR+     B1      12/31/02    3,235       3,256
                    3,252   Dade International, Inc.                Term C     NR+     B1      12/31/03    3,235       3,256
                    3,433   Dade International, Inc.                Term D     NR+     B1      12/31/04    3,413       3,451

                    7,500   Endo Pharmaceuticals                    Term B     NR+     NR+      6/30/04    7,485       7,533
                    5,000   FPA Medical Management, Inc.            Term       NR+     NR+      9/30/01    4,993       5,000
                    8,069   Horizons/CMS                            Revolving
                                                                    Credit     NR+     NR+      3/31/03    8,069       8,067
                    2,447   Imed Corp. (Alaris)                     Term B     BB-     B1      11/30/03    2,441       2,472
                    2,447   Imed Corp. (Alaris)                     Term C     BB-     B1      11/30/04    2,441       2,473
                    2,303   Imed Corp. (Alaris)                     Term D     BB-     B1      11/30/05    2,297       2,327
                    9,905   MEDIQ, Inc.                             Term B     B+      NR+      9/30/04    9,850       9,911
                   13,009   Medical Specialties                     Axel       NR+     NR+      6/30/04   12,935      12,977
                    4,786   Medical Specialties                     Term       NR+     NR+      6/30/01    4,762       4,774
                    6,491   Merit Behavioral Care Corp.             Term A     NR+     B2       6/01/03    6,451       6,485
                   15,849   Merit Behavioral Care Corp.             Term B     NR+     B2       4/06/02   15,783      15,893
                   35,000   National Medical Care Inc.              Term       BB      Ba1      9/30/03   34,888      34,869
                    5,000   Prime Medical Services, Inc.            Term B     NR+     NR+      4/30/03    4,982       5,005
                                                                                                       ---------   ---------
                            Total Health Services                                                        176,677     177,541
                                                                                                       =========   =========

Hotels &            3,125   Capstar Hotel Company                   Term B     NR+     NR+      6/30/04    3,125       3,142
Motels -- 0.8%      5,130   Doubletree Corporation                  Term B     NR+     NR+      5/15/04    5,112       5,159
                    2,424   Westin Hotels Ltd.                      Revolving
                                                                    Credit     NR+     NR+      2/08/02    2,424       2,429
                   13,576   Westin Hotels Ltd.                      Term       NR+     NR+      2/08/02   13,544      13,601
                                                                                                       ---------   ---------
                            Total Hotels & Motels                                                         24,205      24,331
                                                                                                       =========   =========

Industrial          8,955   Elis/Omni                               Axel       NR+     NR+     10/30/05    8,944       9,179
Services -- 0.3%                                                                                       ---------   ---------
                            Total Industrial Services                                                      8,944       9,179
                                                                                                       =========   =========

Leasing & Rental    2,978   Brand Scaffold                          Term B     NR+     NR+      9/30/03    2,964       2,987
Services -- 0.6%    1,985   Brand Scaffold                          Term C     NR+     NR+      9/30/04    1,975       1,993
                   12,959   Coinmachine Corp.                       Term B     NR+     NR+      6/30/04   12,923      13,056
                                                                                                       ---------   ---------
                            Total Leasing & Rental Services                                               17,862      18,036
                                                                                                       =========   =========

Manufacturing --   10,386   Calmar Inc.                             Axel A     NR+     B1       9/15/03   10,344      10,374
2.0%                7,790   Calmar Inc.                             Axel B     NR+     B1       3/15/04    7,757       7,809
                   10,000   Polyfibron Technologies                 Term B     NR+     NR+     12/28/03   10,000      10,000
                    2,757   Rayovac Corp.                           Term B     NR+     Ba3      9/30/03    2,751       2,776
                    2,757   Rayovac Corp.                           Term C     NR+     Ba3      9/30/04    2,751       2,779
                    5,000   Russell Stanley                         Term B     NR+     NR+      6/30/05    4,981       5,050


Merrill Lynch Senior Floating Rate Fund, Inc.                                                                   August 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                              (in Thousands)

                     Face                                           Loan       S&P    Moody's  Stated                 Value
Industries          Amount            Borrower                      Type     Rating   Rating  Maturity    Cost      (Note 1a)

Manufacturing         701   Trans Technology Corp.                  Revolving
(concluded)                                                         Credit     NR+     NR+      3/31/02      701         698
                    1,715   Trans Technology Corp.                  Term A     NR+     NR+      3/31/02    1,715       1,715
                   14,400   Trans Technology Corp.                  Term B     NR+     NR+      6/30/02   14,282      14,418
                    1,277   Walls Industries                        Term B     NR+     NR+      2/28/05    1,277       1,277
                    1,723   Walls Industries                        Term C     NR+     NR+      2/28/06    1,723       1,723
                                                                                                       ---------   ---------
                            Total Manufacturing                                                           58,282      58,619
                                                                                                       =========   =========

Measuring,          9,331   CHF/Ebel USA Inc.                       Term B     NR+     NR+      9/30/01    9,331       9,331
Analyzing &        10,840   Graphic Controls Corp.                  Term B     NR+     B1       9/28/03   10,794      10,867
Controlling         5,000   Packard Bioscience Co.                  Term       NR+     Ba3      3/31/03    4,982       5,013
Instruments --
0.8%                                                                                                   ---------   ---------
                            Total Measuring, Analyzing & Controlling Instruments                          25,107      25,211
                                                                                                       =========   =========

Metals &            5,059   Adience, Inc.                           Term B     NR+     NR+      4/15/05    5,040       5,084
Mining -- 1.2%      4,767   Alliance Coal                           Term B     NR+     B1      12/31/02    4,746       4,770
                    4,955   Anker Coal Group, Inc.                  Term B     NR+     NR+      6/30/04    4,952       4,943
                    2,192   Centennial Resources                    Term A     NR+     NR+      3/31/02    2,172       2,181
                    5,163   Centennial Resources                    Term B     NR+     NR+     12/31/03    5,114       5,151
                    2,400   Northwestern Steel & Mining             Revolving
                                                                    Credit     NR+     B2      12/31/00    2,400       2,400
                   10,171   UCAR International Inc.                 Term B     NR+     Ba2     12/31/02   10,162      10,179
                                                                                                       ---------   ---------
                            Total Metals & Mining                                                         34,586      34,708
                                                                                                       =========   =========

Packaging --        7,875   IPC, Inc.                               Term       NR+     B1       9/30/01    7,853       7,895
0.7%                2,716   Mail-Well, Inc./Supremex                Term A     NR+     Ba2      3/31/03    2,713       2,709
                    3,870   Mail-Well, Inc./Supremex                Term A     NR+     Ba3      3/31/03    3,866       3,867
                    1,207   Mail-Well, Inc./Supremex                Term B     NR+     Ba2      7/31/03    1,207       1,204
                    1,941   Silgan Corp.                            Revolving
                                                                    Credit     NR+     Ba2     12/31/03    1,941       1,937
                    2,813   Silgan Corp.                            Term A     NR+     Ba2     12/31/03    2,812       2,807
                                                                                                       ---------   ---------
                            Total Packaging                                                               20,392      20,419
                                                                                                       =========   =========


Paper -- 9.4%       4,764   Crown Paper Co.                         Term B     BB      Ba3      8/22/03    4,715       4,794
                      828   Jefferson Smurfit Company/              Revolving
                            Container Corp. of America              Credit     BB      Ba3      4/30/01      828         826
                   24,191   Jefferson Smurfit Company/
                            Container Corp. of America              Term A     BB      Ba3      4/30/01   24,135      24,214
                    6,564   Jefferson Smurfit Company/
                            Container Corp. of America              Term B     BB      Ba3      4/30/01    6,558       6,621
                   47,905   Jefferson Smurfit Company/
                            Container Corp. of America              Term B     BB      Ba3      4/30/02   47,840      48,324
                   12,776   Jefferson Smurfit Company/
                            Container Corp. of America              Term C     BB      Ba3     10/31/02   12,749      12,888
                    5,620   Riverwood International Corp.           Term A     B+      B1       2/28/03    5,451       5,634
                   63,415   Riverwood International Corp.           Term B     B+      B1       2/28/04   62,591      63,930
                   24,368   Riverwood International Corp.           Term C     B+      B1       8/28/04   24,046      24,566
                    1,147   S.D. Warren Co.                         Term A     NR+     Ba2     12/31/01    1,147       1,149
                   19,301   S.D. Warren Co.                         Term B     NR+     Ba2      6/30/02   19,261      19,373
                    2,423   St. Laurent Paperboard, Inc.            Term B     NR+     NR+      5/31/03    2,416       2,453
                    2,577   St. Laurent Paperboard, Inc.            Term C     NR+     NR+      5/31/04    2,570       2,610
                   13,930   Stone Container Corp.                   Term B     NR+     Ba3      4/01/00   13,833      14,043


Merrill Lynch Senior Floating Rate Fund, Inc.                                                                   August 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                              (in Thousands)

                     Face                                           Loan       S&P    Moody's  Stated                 Value
Industries          Amount            Borrower                      Type     Rating   Rating  Maturity    Cost      (Note 1a)

Paper              20,117   Stone Container Corp.                   Term C     NR+     Ba3      4/01/00   20,091      20,287
(concluded)        20,000   Stone Container Corp.                   Term E     NR+     Ba3     10/01/03   20,119      20,200
                    9,451   Stronghaven                             Term B     NR+     NR+      5/15/04    9,407       9,475
                                                                                                       ---------   ---------
                            Total Paper                                                                  277,757     281,387
                                                                                                       =========   =========

Printing &          7,187   Advanstar Communications                Term B     NR+     NR+     12/21/03    7,148       7,178
Publishing --      21,097   American Media                          Term B     BB-     Ba2      9/30/02   21,028      21,071
3.9%                8,789   Garden State Newspapers, Inc.           Revolving
                                                                    Credit 'A' NR+     NR+      6/30/03    8,789       8,773
                    1,740   Garden State Newspapers, Inc.           Term A     NR+     NR+      3/31/04    1,737       1,737
                    4,000   Garden State Newspapers, Inc.           Term B     NR+     NR+      3/31/04    3,985       3,992
                    8,762   Journal News Co.                        Term       NR+     NR+     12/31/01    8,746       8,751
                    2,948   K-III Communications Corp.              Revolving
                                                                    Credit     NR+     Ba3     12/31/00    2,948       2,931
                   12,620   K-III Communications Corp.              Revolving
                                                                    Credit 'A' NR+     Ba3     12/31/00   12,620      12,549

                    5,000   K-III Communications Corp.              Revolving
                                                                    Credit 'C' NR+     Ba3     12/31/00    5,000       4,972
                    6,000   K-III Communications Corp.              Term       NR+     Ba3      6/30/04    5,995       5,974
                   10,000   Morris Communications                   Term B     NR+     NR+      6/30/05    9,981      10,000
                   14,000   Newsquest Capital PLC                   Term 2     NR+     NR+     12/31/04   13,934      14,017
                    6,213   Petersen Publishing Co.                 Term 3     B+      B1       9/30/04    6,191       6,228
                    3,571   Von Hoffmann Press Inc.                 Term B     NR+     B1       5/22/05    3,563       3,603
                    3,571   Von Hoffmann Press Inc.                 Term C     NR+     B1       5/22/06    3,563       3,603
                                                                                                       ---------   ---------
                            Total Printing & Publishing                                                  115,228     115,379
                                                                                                       =========   =========

Rendering -- 0.2%   4,956   CBP Resources Inc.                      Term B     NR+     NR+      9/30/03    4,924       4,943
                                                                                                       ---------   ---------
                            Total Rendering                                                                4,924       4,943
                                                                                                       =========   =========

Restaurants -- 0.1% 4,000   AFC Enterprises                         Term       NR+     Ba3      6/30/02    3,981       4,005
                                                                                                       ---------   ---------
                            Total Restaurants                                                              3,981       4,005
                                                                                                       =========   =========

Retail -- 0.1%      2,500   Murray's Discount Auto Stores           Term       NR+     NR+      6/30/03    2,500       2,500
                                                                                                       ---------   ---------
                            Total Retail                                                                   2,500       2,500
                                                                                                       =========   =========

Telephone           8,000   Arch Communications Group, Inc.         Term B     NR+     B1      12/31/03    7,972       7,975
Communications --   8,368   MobileMedia Corp.                       Term A     NR+     Caa      6/30/02    8,339       7,447
5.5%                1,667   MobileMedia Corp.                       Term B1    NR+     Caa      6/30/02    1,667       1,485
                    8,000   MobileMedia Corp.                       Term B2    NR+     Caa      6/30/03    7,980       7,130
                    1,989   Nextel Communications, Inc.             Revolving
                                                                    Credit     NR+     B1       3/31/03    1,989       1,970
                   10,348   Nextel Communications, Inc.             Revolving
                                                                    Credit 'B' NR+     B1       3/31/03   10,348      10,248
                    8,427   Nextel Communications, Inc.             Term C     NR+     B1       3/31/03    8,295       8,391
                   35,000   Nextel Communications, Inc.             Term D     NR+     B1       6/30/03   34,404      35,339
                   17,888   Paging Network Inc.                     Revolving
                                                                    Credit     NR+     Ba3     12/31/04   17,888      17,636
                    4,821   Shared Technologies Cellular, Inc.      Term B     NR+     B1       3/31/03    4,796       4,828
                   25,000   Sprint Spectrum L.P./Nortel             Term       NR+     B1       6/29/01   24,918      25,125
                   17,775   Sprint Spectrum L.P.                    Term 1     NR+     B1       7/04/05   17,636      17,875
                   17,776   Sprint Spectrum L.P.                    Term 2     NR+     B1       7/04/05   17,634      17,875
                                                                                                       ---------   ---------
                            Total Telephone Communications                                               163,866     163,324
                                                                                                       =========   =========


Merrill Lynch Senior Floating Rate Fund, Inc.                                                                   August 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                              (in Thousands)

                     Face                                           Loan       S&P    Moody's  Stated                 Value
Industries          Amount            Borrower                      Type     Rating   Rating  Maturity    Cost      (Note 1a)

Textiles/Mill       4,267   Ithaca Industries, Inc.                 Revolving
Products --                                                         Credit     NR+     NR+      8/31/99    4,267       4,245
0.7%               12,237   Ithaca Industries, Inc.                 Term       NR+     NR+      8/31/99   12,202      12,176
                    3,289   Joan Fabrics                            Term B     NR+     NR+      6/30/05    3,285       3,328
                    1,711   Joan Fabrics                            Term C     NR+     NR+      6/30/06    1,708       1,731
                                                                                                       ---------   ---------
                            Total Textiles/Mill Products                                                  21,462      21,480
                                                                                                       =========   =========

Transportation     28,107  Atlas Air, Inc.                          Revolving
Services -- 1.8%                                                    Credit     NR+     NR+      6/30/98   28,107      28,142
                   10,000  Atlas Freight                            Term       NR+     NR+      5/29/04    9,976      10,031
                    7,469  International Logistics                  Term B     NR+     NR+     12/31/03    7,435       7,455
                    3,333  Petro Stopping Centers                   Term B     BB-     Ba3     12/31/03    3,325       3,327
                    3,994  Travel Centers                           Term B     NR+     B2       3/27/05    3,979       4,021
                                                                                                       ---------   ---------
                           Total Transportation Services                                                  52,822      52,976
                                                                                                       =========   =========

Waste              11,000  American Disposal Services, Inc.         Term       NR+     NR+      5/31/04   10,984      11,014
Management --       2,500  Laidlaw Environmental Services, Inc.     Term B     NR+     NR+      5/15/05    2,494       2,547
0.5%                2,500  Laidlaw Environmental Services, Inc.     Term C     NR+     NR+      5/15/04    2,494       2,548
                                                                                                       ---------   ---------
                           Total Waste Management                                                         15,972      16,109
                                                                                                       =========   =========
                           Total Senior Secured Floating Rate Loan Securities -- 82.7%                 2,466,848   2,474,278
                                                                                                       =========   =========


                    Shares
                     Held                              Equity Investments
Cable TV                1  Classic Cable, Inc. (Warrants) (a)                                                  0           0
Services -- 0.0%
Drilling -- 0.0%       12  Rigco North America (Warrants)(a)                                                   0           0
Restaurants -- 0.0%    44  Flagstar Companies, Inc.                                                            0          12
                                                                                                       ---------   ---------
                           Total Equity Investments -- 0.0%                                                    0          12
                                                                                                       =========   =========
                           Total Long-Term Investments -- 82.7%                                        2,466,848   2,474,290
                                                                                                       =========   =========



                                                    Short-Term Investments
Commercial                 Countrywide Home Loans, Inc. ($14,000 par, maturing 9/18/1997, yielding
Paper** -- 14.2%           5.52%)                                                                         13,966      13,966
                           GTE Funding Inc. ($48,000 par, maturing 10/06/1997, yielding 5.50%)            47,751      47,751
                           General Motors Acceptance Corp. ($57,368 par, maturing 9/02/1997, yielding
                           5.69%)                                                                         57,368      57,368
                           Goldman Sachs Group ($50,000 par, maturing 9/16/1997, yielding 5.53%)          49,892      49,892
                           Goldman Sachs Group ($26,000 par, maturing 9/18/1997, yielding 5.52%)          25,936      25,936
                           Morgan (J.P.) & Company, Inc. ($37,870 par, maturing 9/08/1997, yielding
                           5.49%)                                                                         37,835      37,835
                           Morgan Stanley Group, Inc. ($50,000 par, maturing 10/07/1997, yielding
                           5.50%)                                                                         49,732      49,732
                           National Fleet Funding Corp. ($15,275 par, maturing 9/11/1997, yielding
                           5.53%)                                                                         15,254      15,254
                           Riverwoods Funding Corp. ($50,000 par, maturing 9/02/1997, yielding 5.50%)     50,000      50,000
                           Xerox Corp. ($32,000 par, maturing 9/10/1997, yielding 5.50%)                  31,961      31,961
                           Xerox Corp. ($46,000 par, maturing 9/23/1997, yielding 5.48%)                  45,853      45,853
                                                                                                      ----------  ----------
                           Total Commercial Paper                                                        425,548     425,548
                                                                                                      ==========  ==========


Merrill Lynch Senior Floating Rate Fund, Inc.                                                                   August 31, 1997

SCHEDULE OF INVESTMENTS (concluded)                                                                              (in Thousands)

                                                                                                                      Value
                                                    Short-Term Investments                                Cost      (Note 1a)
US Government Agency       Federal Home Loan Mortgage Corporation ($20,000 par, maturing 9/05/1997,
Obligations** -- 2.4%      yielding 5.46%)                                                                19,991      19,991
                           Federal Home Loan Mortgage Corporation
                           ($50,000 par, maturing 9/12/1997, yielding 5.41%)                              49,925      49,925
                                                                                                      ----------  ----------
                            Total US Government Agency Obligations                                        69,916      69,916
                                                                                                      ==========  ==========

                            Total Short-Term Investments -- 16.6%                                        495,464     495,464
                                                                                                      ==========  ==========

                            Total Investments -- 99.3%                                                $2,962,312   2,969,754
                                                                                                      ==========


                            Other Assets Less Liabilities -- 0.7%                                                     22,036
                                                                                                                  ----------
                            Net Assets -- 100.0%                                                                  $2,991,790
                                                                                                                  ==========

(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and numbers of shares are subject to adjustment under certain conditions until expiration date.

  + Not Rated.

* The interest rates on senior secured floating rate loan interests are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate. The interest rates shown are those in effect at August 31, 1997.

 ** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. Ratings of issues shown have not been audited by Deloitte & Touche LLP.

    See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc.                                                                      August 31, 1997

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1997

Assets:               Investments, at value (identified cost -- $2,962,312,311) (Note 1b)                           $2,969,754,258
                      Cash                                                                                               3,333,212
                      Receivables:
                      Interest                                                                      $23,156,172
                      Capital shares sold                                                             6,864,898
                      Principal paydowns                                                              1,323,008
                      Commitment fees                                                                   407,651         31,751,729
                                                                                                ---------------
                      Prepaid registration fees and other assets (Note 1f)                                               2,827,494
                                                                                                                   ---------------
                      Total assets                                                                                   3,007,666,693
                                                                                                                   ---------------


Liabilities:          Payables:
                      Securities purchased                                                            5,040,176
                      Dividends to shareholders (Note 1g)                                             3,944,807
                      Investment adviser (Note 2)                                                     2,458,075
                      Administrator (Note 2)                                                            646,862
                      Interest expense (Note 6)                                                         256,210         12,346,130
                                                                                                ---------------
                      Deferred income (Note 1e)                                                                          2,620,628
                      Accrued expenses and other liabilities.                                                              910,294
                                                                                                                   ---------------
                      Total liabilities                                                                                 15,877,052
                                                                                                                   ---------------

Net Assets:           Net assets                                                                                    $2,991,789,641
                                                                                                                   ===============

Net Assets            Common Stock, par value $0.10 per share; 1,000,000,000 shares
Consist of:           authorized                                                                                       $29,871,117
                      Paid-in capital in excess of par                                                               2,960,840,225
                      Accumulated realized capital losses on investments -- net (Note 7)                                (6,363,648)
                      Unrealized appreciation on investments -- net                                                      7,441,947
                                                                                                                   ---------------
                      Net Assets -- Equivalent to $10.02 per share based on 298,711,170
                      shares of capital stock outstanding                                                           $2,991,789,641
                                                                                                                   ===============

                      See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc.                                                                      August 31, 1997

FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                                For the Year Ended
                                                                                                                   August 31, 1997

Investment Income     Interest and discount earned                                                                    $231,932,345
(Note 1e):            Facility and other fees                                                                            2,570,817
                                                                                                                   ---------------
                      Total income                                                                                     234,503,162
                                                                                                                   ---------------
Expenses:             Investment advisory fees (Note 2)                                           $27,674,808
                      Administrative fees (Note 2)                                                  7,282,844
                      Transfer agent fees (Note 2)                                                  1,688,406
                      Professional fees                                                               595,135
                      Accounting services (Note 2)                                                    373,370
                      Custodian fees                                                                  300,414

                      Loan interest expense (Note 6)                                                  256,210
                      Tender offer costs                                                              189,018
                      Printing and shareholder reports                                                152,575
                      Borrowing costs (Note 6)                                                         74,125
                      Registration fees (Note 1f)                                                      66,689
                      Directors' fees and expenses                                                     48,329
                      Other                                                                            42,802
                                                                                              ---------------
                      Total expenses                                                                                    38,744,725
                                                                                                                   ---------------
                      Investment income -- net                                                                         195,758,437
                                                                                                                   ---------------

Realized &            Realized gain on investments -- net                                                                1,494,764
Unrealized Gain on    Change in unrealized appreciation on investments -- net                                            6,060,630
Investments -- Net                                                                                                 ---------------
(Notes 1c, 1e & 3):   Net Increase in Net Assets Resulting from Operations                                            $203,313,831
                                                                                                                   ===============

                      See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc.                                                                      August 31, 1997

FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets

                                                                                                    For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                                   1997                  1996
Operations:            Investment income -- net                                                  $195,758,437          $178,696,222
                       Realized gain (loss) on investments -- net                                   1,494,764            (8,718,939)
                       Change in unrealized appreciation/depreciation on
                       investments -- net.                                                          6,060,630             1,207,962
                                                                                               --------------        --------------
                       Net increase in net assets resulting from operations                       203,313,831           171,185,245
                                                                                               --------------        --------------

Dividends to           Investment income -- net                                                  (195,758,437)         (178,696,222)
Shareholders                                                                                   --------------        --------------
(Note 1g):             Net decrease in net assets resulting from dividends to shareholders       (195,758,437)         (178,696,222)
                                                                                               --------------        --------------

Capital Share          Net increase in net assets resulting from capital share transactions        38,706,901           789,568,710
Transactions                                                                                   --------------        --------------
(Note 4):


Net Assets:            Total increase in net assets                                                46,262,295           782,057,733
                       Beginning of year                                                        2,945,527,346         2,163,469,613
                                                                                               --------------        --------------
                       End of year                                                             $2,991,789,641        $2,945,527,346
                                                                                               ==============        ==============

                       See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc.                                                                      August 31, 1997

FINANCIAL INFORMATION (continued)

Statement of Cash Flows

                                                                                                               For the Year Ended
                                                                                                                  August 31, 1997

Cash Provided by       Net increase in net assets resulting from operations                                          $203,313,831
Operating Activities:  Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                       Increase in receivables                                                                         (5,855,760)
                       Increase in other assets                                                                        (1,147,020)
                       Decrease in other liabilities                                                                   (2,250,790)
                       Realized and unrealized gain on investments -- net                                              (7,555,394)
                       Amortization of discount                                                                       (27,355,717)
                                                                                                                 ----------------
                       Net cash provided by operating activities                                                      159,149,150
                                                                                                                 ----------------

Cash Provided by       Proceeds from principal payments and sales of loan interests                                 1,961,516,374
Investing Activities:  Purchases of loan interests                                                                 (2,268,240,139)
                       Purchases of short-term investments                                                        (21,312,835,470)
                       Proceeds from sales and maturities of short-term investments                                21,621,740,112
                                                                                                                 ----------------
                       Net cash provided by investing activities                                                        2,180,877
                                                                                                                 ----------------

Cash Used for          Cash receipts from borrowings                                                                   50,000,000
Financing Activities:  Cash payments from borrowings                                                                  (50,000,000)
                       Cash receipts on capital shares sold                                                           426,269,518
                       Cash payments on capital shares tendered                                                      (486,786,078)
                       Dividends paid to shareholders                                                                (100,140,743)
                                                                                                                 ----------------
                       Net cash used for financing activities                                                        (160,657,303)

                                                                                                                 ----------------

Cash:                  Net increase in cash                                                                               672,724
                       Cash at beginning of year                                                                        2,660,488
                                                                                                                 ----------------
                       Cash at end of year                                                                             $3,333,212
                                                                                                                 ================

Non-Cash               Capital shares issued in reinvestment of dividends paid to shareholders                        $95,204,864
Financing Activities:                                                                                            ================

                       See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc.                                                                August 31, 1997

FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                  For the Year Ended August 31,
                                                                      1997         1996        1995       1994        1993
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of year               $9.99       $10.02      $10.02      $10.02       $9.99
Operating                                                          --------     --------    --------    --------    --------
Performance:         Investment income -- net                           .68          .66         .75         .59         .53
                     Realized and unrealized gain (loss) on
                     investments -- net                                 .03         (.03)         --+         --+        .03
                                                                   --------     --------    --------    --------    --------
                     Total from investment operations                   .71          .63         .75         .59         .56
                                                                   --------     --------    --------    --------    --------
                     Less dividends from investment income -- net      (.68)        (.66)       (.75)       (.59)       (.53)
                                                                   --------     --------    --------    --------    --------
                     Net asset value, end of year                    $10.02        $9.99      $10.02      $10.02      $10.02
                                                                   ========     ========    ========    ========    ========

Total Investment     Based on net asset value per share                7.23%        6.53%       7.68%       5.94%       5.74%
Return:*                                                           ========     ========    ========    ========    ========

Ratio to Average     Expenses, excluding interest expense              1.32%          --          --          --          --
Net Assets:                                                        ========     ========    ========    ========    ========
                     Expenses                                          1.33%        1.34%       1.34%       1.43%       1.47%

                                                                   ========     ========    ========    ========    ========
                     Investment income -- net                          6.72%        6.54%       7.45%       5.75%       5.27%
                                                                   ========     ========    ========    ========    ========

Leverage:            Amount of borrowings (in thousands)                 --           --          --          --          --
                                                                   ========     ========    ========    ========    ========
                     Average amount of borrowings outstanding
                     during the period (in thousands)                $4,409           --          --          --          --
                                                                   ========     ========    ========    ========    ========
                     Average amount of borrowings outstanding
                     per share during the period                       $.02           --          --          --          --
                                                                   ========     ========    ========    ========    ========

Supplemental         Net assets, end of year (in millions)           $2,992       $2,946      $2,163        $934        $713
Data:                                                              ========     ========    ========    ========    ========
                     Portfolio turnover                               74.00%       80.20%      55.23%      61.31%      90.36%
                                                                   ========     ========    ========    ========    ========

* Total investment returns exclude the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists.

+ Amount is less than $.01 per share.

  See Notes to Financial Statements.

Merrill Lynch Senior Floating Rate Fund, Inc.           August 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Senior Floating Rate Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company.

(a) Loan participation interests -- The Fund invests in senior secured floating rate loan interests ("Loan Interests") with collateral having a market value, at time of acquisition by the Fund, which Fund management believes equals or exceeds the principal amount of the corporate loan. The Fund may invest up to 20% of its total assets in loans made on an unsecured basis. Depending on how the loan was acquired, the Fund will regard the issuer as including the corporate borrower along with an agent bank for the syndicate of lenders and any intermediary of the Fund's investment. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans at August 31, 1997 could be considered to be concentrated in commercial banking.


(b) Valuation of investments -- The Loan Interests will be valued in accordance with guidelines established by the Fund's Board of Directors. Under the Fund's current guidelines, Loan Interests will be valued at the average of the mean between the bid and asked quotes received from one or more brokers, if available.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Interest rate transactions -- The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted into income over the term of the related loan.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.


(g) Dividends and distributions -- Dividends from net investment income are declared daily and paid

Merrill Lynch Senior Floating Rate Fund, Inc.           August 31, 1997

NOTES TO FINANCIAL STATEMENTS (concluded)

monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory and Administrative Services Agreement and
Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform this investment advisory function.

For such services, the Fund pays a monthly fee at an annual rate of 0.95% of the Fund's average daily net assets. The Fund also has an Administrative Services Agreement with MLAM whereby MLAM will receive a fee equal to an annual rate of 0.25% of the Fund's average daily net assets on a monthly basis, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

For the year ended August 31, 1997, Merrill Lynch Funds Distributor, Inc. ("MLFD") earned early withdrawal charges of $4,868,307 relating to the tender of the Fund's shares.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

The Fund's credit facility is currently provided by Merrill Lynch
International Bank Limited, an affiliate of MLAM (see Note 6).

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:


Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1997 were $2,273,069,862 and $1,962,839,382, respectively.

Net realized and unrealized gains as of August 31, 1997 were as follows:

                                   Realized          Unrealized
                                    Gains               Gains

Long-term investments            $1,487,434          $7,441,947
Short-term investments                7,330                  --
                                -----------         -----------
Total                            $1,494,764          $7,441,947
                                ===========         ===========

As of August 31, 1997, net unrealized appreciation for financial reporting and Federal income tax purposes aggregated $7,441,947, of which $14,800,526 is related to appreciated securities and $7,358,579 is related to depreciated securities. The aggregate cost of investments at August 31, 1997 for Federal income tax purposes was $2,962,312,311.

4. Capital Share Transactions:

Transactions in capital shares were as follows:

For the Year Ended                                     Dollar
August 31, 1997                     Shares             Amount

Shares sold                      43,063,467        $430,288,115
Shares issued to share-
holders in reinvestment
of dividends                      9,529,624          95,204,864
                              -------------       -------------
Total issued                     52,593,091         525,492,979
Shares tendered                 (48,731,298)       (486,786,078)
                              -------------       -------------
Net increase                      3,861,793         $38,706,901
                              =============       =============

For the Year Ended                                     Dollar
August 31, 1996                     Shares             Amount

Shares sold                      97,262,448        $973,004,146
Shares issued to share-
holders in reinvestment
of dividends                      9,032,914          90,287,773
                              -------------       -------------
Total issued                    106,295,362       1,063,291,919
Shares tendered                 (27,418,447)       (273,723,209)
                              -------------       -------------
Net increase                     78,876,915        $789,568,710
                              =============       =============

Merrill Lynch Senior Floating Rate Fund, Inc.           August 31, 1997

5. Unfunded Loan Interests:

As of August 31, 1997, the Fund had unfunded loan commitments of $342,215,631, which would be extended at the option of the borrower, pursuant to the following loan agreements:

                                                    Unfunded
                                                   Commitment
Borrower                                         (in thousands)

AFC Enterprises                                     $10,000
AMF Group, Inc.                                         383
Alliance Gaming Corp.                                15,000
American Radio Systems Corp.                          4,407
Ameriserve Financial Corp.                            3,288
Arch Communications Group, Inc.                       3,125
Aztar Corporation                                     1,738
Bruno's, Inc.                                         1,947
Capstar Hotel Company                                 3,125
Carr Gottstein Foods Co.                              2,294
Chancellor Broadcasting Inc.                         12,569
Continental Airlines, Inc.                            6,400
Corning/Quest                                         1,667
Dal Tile International Inc.                           1,409
Del Monte Corp.                                       2,782
Dictaphone Corp.                                        328
E&S Holdings Corp.                                    2,287
Evergreen Media Corp.                                14,057
Fort Howard Corp.                                    11,409
Garden State Newspapers, Inc.                         1,421
HSC Holdings                                          5,131
Hedstrom Corp.                                        4,710
Horizons/CMS                                          1,813
Huntsman Corp.                                        9,581
IMO Industries, Inc.                                  3,813
International Homefoods, Inc.                         1,355
Ithaca Industries, Inc.                              12,216
Jefferson Smurfit Company/Container
Corp. of America                                      2,230
Johnstown America Industrial Inc.                     3,115
K-III Communications Corp.                            3,307
KSL Recreation Group, Inc.                            5,357
Kmart Corp.                                           9,000
Katz Media Corporation                                2,386
Kerastotes                                            7,022
Loewen Group Inc.                                    17,052
Marcus Cable Operating Co.                           10,369
Nextel Communications, Inc.                          17,090
Northwestern Steel & Mining                          12,600
Paging Network Inc.                                  16,446

Ralph's Grocery Company                               4,903
Riverwood International Corp.                         5,000
SC International Corp., Inc.                         18,000
S.D. Warren Co.                                       1,897
Silgan Corp.                                         16,197
Six Flags Entertainment Corp.                         1,787
Smith's Food & Drug Centers, Inc.                     3,273
Sprint Spectrum L.P.                                 15,000
Thermadyne Industries, Inc.                           7,510
Trans Technology Corp.                                1,422
UCAR International Inc.                               7,126
Viasystems Technologies, Inc.                         5,000
Whittaker Corporation                                   872
Worldcom Inc.                                        10,000

6. Short-Term Borrowings:

On June 13, 1997, the Fund extended its credit agreement with Merrill Lynch International Bank Limited, an affiliate of MLAM, through June 12, 1998. The agreement is a $100,000,000 credit facility bearing interest at the Federal Funds rate plus 0.25% and/or LIBOR plus 0.25%. For the year ended August 31, 1997, the maximum amount borrowed was $50,000,000, the average amount borrowed was approximately $4,409,000, and the daily weighted average interest rate was 5.81%. For the year ended August 31, 1997, facility and commitment fees aggregated approximately $74,125.

7. Capital Loss Carryforward:

At August 31, 1997, the Fund had a net capital loss carryforward of approximately $4,752,000, of which $1,471,000 expires in 2004 and $3,281,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

8. Subsequent Event:

The Fund began a quarterly tender offer on September 23, 1997 which concludes on October 21, 1997.

                                                                        APPENDIX

                             RATINGS OF SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ('MOODY'S') SECURITIES RATINGS

Aaa   --   Securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    --   Securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade securities. They are rated lower than the best securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A     --   Securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa   --   Securities which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba    --   Securities which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes securities in this class.

B     --   Securities which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa   --   Securities which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca    --   Securities which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C     --   Securities which are rated C are the lowest rated class of securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Those securities in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Short-term Notes: The four ratings of Moody's for short-term notes are MIG 1/VMIG 1, MIG 2/VMIG 2, MIG 3/VMIG 3 and MIG 4/VMIG 4; MIG 1/VMIG 1 denotes 'best quality, enjoying strong protection from established cash flows;' MIG 2/VMIG 2 denotes 'high quality' with ample margins of protection; MIG 3/VMIG 3 notes are of 'favorable quality . . . but lacking the undeniable strength of the preceding grades;' MIG 4/VMIG 4 notes are of 'adequate quality, carrying specific risk but having protection . . . and not distinctly or predominantly speculative.'

        MERRILL LYNCH SENIOR FLOATING RATE FUND, INC. AUTHORIZATION FORM
--------------------------------------------------------------------------------

1. SHARE PURCHASE APPLICATION

    I, being of legal age, wish to purchase...... shares of Merrill Lynch Senior
    Floating Rate Fund, Inc. and establish an Investment Account as described in the Prospectus.

    Basis for establishing an Investment Account:

        I enclose a check for $......... payable to Merrill Lynch Financial Data
    Services, Inc., as an initial investment (minimum $1,000).
    (Subsequent investments $50 or more.) I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.

(PLEASE PRINT)


Name..................................      -----------------------------
     First Name    Initial   Last Name      |   |  |  |  |  |  |  |  |  |
                                            -----------------------------
                                                Social Security No.
                                            or Taxpayer Identification No.


Name of Co-Owner (if any) ..........................................
                            First Name      Initial     Last  Name
Address.............................................................

 ..............................  ....................................
                               (Zip Code)                  Date

    Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security No. or Taxpayer Identification No. and (2) that I am not subject to backup withholding (as discussed in the Prospectus under 'Taxes') either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ('IRS') has notified me that I am no longer subject thereto. Instruction: You must strike out the language in (2) above if you have been notified that you are subject to backup withholding due to underreporting, and if you have not received a notice from the IRS that backup withholding has been terminated. The undersigned authorizes the furnishing of this certification to other Merrill Lynch-sponsored investment companies.

Signature of Owner..............  Signature of Co-Owner (if any).............


  In the case of co-owners, a joint tenancy with right of survivorship will be presumed unless otherwise specified.


--------------------------------------------------------------------------------

2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTION

    Until you are notified by me, the following options with respect to dividends and distributions are elected.

  Ordinary Income Dividends                 Long-Term Capital Gains

  SELECT    / /  Reinvest                   SELECT    / /  Reinvest
   ONE:    / /  Cash                         ONE:    / /  Cash

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.

IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU: / / Check or / / Direct Deposit to bank account

IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:

I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Senior Floating Rate Fund, Inc. Authorization Form.

SPECIFY TYPE OF ACCOUNT (CHECK ONE):  / /  checking  / /  savings

Name on your account ...........................................................

Bank Name ......................................................................

Bank Number .........................   Account Number .........................

Bank Address ...................................................................

I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Signature of Depositor .........................................................

Signature of Depositor .........................   Date ........................

(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED 'VOID' OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.--AUTHORIZATION FORM
(PART 1)--(CONTINUED)
--------------------------------------------------------------------------------

3. FOR DEALER ONLY

      Branch, Office, Address, Stamp
 ----------------------------------------          ..............................
                                                      Dealer Name and Address

                                                  By ............................
                                                      Authorized Signature of Dealer
----------------------------------------

This form, when completed, should be mailed to:
  Merrill Lynch Senior Floating Rate Fund, Inc.      ----------   -------------           ............................
  c/o Merrill Lynch Financial Data Services, Inc.    |  |  |  |   |  |  |  |  |              F/C Last Name
  P.O. Box 45289                                     ----------   -------------
  Jacksonville, Florida 32232-5289                   Branch Code    F/C Code
  We guarantee the Shareholder's Signature.

                                                    ----------   -------------
                                                    |  |  |  |   |  |  |  |  |
                                                    ----------   -------------
                                                    Dealer's Customer F/C No.

                               Investment Adviser
                      Merrill Lynch Asset Management, L.P.
                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  Distributors
                     Merrill Lynch Funds Distributor, Inc.
                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                  North Tower
                             World Financial Center
                                250 Vesey Street
                            New York, New York 10281

                                   Custodian
                              The Bank of New York
                              90 Washington Street
                            New York, New York 10286

                                 Transfer Agent
                  Merrill Lynch Financial Data Services, Inc.
                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address
                                 P.O. Box 45290
                        Jacksonville, Florida 32232-5290

                              Independent Auditors
                             Deloitte & Touche LLP
                                117 Campus Drive
                          Princeton, New Jersey 08540

                                    Counsel
                                Brown & Wood LLP
                             One World Trade Center
                         New York, New York 10048-0557

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.

                            ------------------------

                               TABLE OF CONTENTS

                                                  PAGE
                                                  ----
Prospectus Summary.............................     2
Fee Table......................................    10
Financial Highlights...........................    11
The Fund.......................................    12
Investment Objective and Policies..............    12
Special Leverage Considerations................    22
Investment Restrictions........................    24
Purchase of Shares.............................    26
Tender Offers..................................    27
Early Withdrawal Charge........................    29
Directors and Officers.........................    30
Investment Advisory and Administrative
  Arrangements.................................    32
Portfolio Transactions.........................    34
Dividends and Distributions....................    35
Taxes..........................................    36
Automatic Dividend Reinvestment Plan...........    38
Net Asset Value................................    39
Description of Capital Stock...................    40
Performance Data...............................    41
Custodian......................................    42
Transfer Agent, Dividend Disbursing Agent and
  Shareholder Servicing Agent; Shareholder
  Reports......................................    42
Legal Opinions.................................    42
Independent Auditors...........................    42
Independent Auditors' Report...................    43
Financial Statements...........................    44
Appendix--Ratings of Securities................    62
Authorization Form.............................    63

                                      Code #10938--1297

MERRILL LYNCH

SENIOR FLOATING
RATE FUND, INC.

PROSPECTUS

December    , 1997

Distributor:
Merrill Lynch
Funds Distributor, Inc.


This prospectus should be
retained for future reference.

                           PART C.  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

     (1) FINANCIAL STATEMENTS:

          PART A:

     Financial Highlights for each of the years in the seven-year period ended August 31, 1997 and the period November 3, 1989 (commencement of operations) to August 31, 1990.

          PART B:

          Schedule of Investments as of August 31, 1997.

          Statement of Assets and Liabilities as of August 31, 1997.

          Statement of Operations for the year ended August 31, 1997.

            Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 1997.

          Statement of Cash Flows for the year ended August 31, 1997.

          Financial Highlights for each of the years in the five-year period ended August 31, 1997.

     (2) EXHIBITS:

EXHIBIT
NUMBER                                   DESCRIPTION
-------      -------------------------------------------------------------------
 (a)(1)   -- Articles of Incorporation of Registrant. (a)


    (2)   -- Articles of Amendment to Articles of Incorporation of Registrant.
             (a)

    (3)   -- Articles of Amendment to Articles of Incorporation of Registrant
             (name change). (b)

 (b)      -- By-Laws of Registrant. (a)

 (c)      -- None.

 (d)      -- Portions of the Articles of Incorporation and By-Laws of the
             Registrant defining the rights of holders of shares of the Registrant.(c)

 (e)      -- None.

 (f)      -- None.

 (g)(1)   -- Form of Investment Advisory Agreement between Registrant and
             Merrill Lynch Asset Management, L.P.(a)

    (2)   -- Form of Administration Agreement between Registrant and Merrill
             Lynch Asset Management, L.P.(a)

 (h)(1)   -- Form of Distribution Agreement between Registrant and Merrill Lynch
             Funds Distributor, Inc.(a)

    (2)   -- Form of Selected Dealer Agreement.(a)

 (i)      -- None.

 (j)      -- Form of Custody Agreement between Registrant and The Bank of New
             York.(a)

 (k)(1)   -- Transfer Agency, Dividend Disbursing Agency and Shareholder
             Servicing Agency Agreement between Registrant and (Merrill Lynch
             Financial Data Services, Inc.).(a)

    (2) -- Form of Agreement between Merrill Lynch & Co., Inc. and Registrant relating to use by Registrant of Merrill Lynch name.(a)

 (k)(3)   -- Form of Loan Agreement by and between Merrill Lynch International
             Bank Limited and the Registrant.(d)

 (l)      -- Opinion of Brown & Wood LLP, counsel to the Registrant.

 (m)      -- None.

 (n)      -- Consent of Deloitte & Touche LLP, independent auditors for
             Registrant.

EXHIBIT
NUMBER                                   DESCRIPTION
-------      -------------------------------------------------------------------
 (o)      -- None.
 (p)      -- Certificate of Merrill Lynch Asset Management, L.P.(a)

 (q)      -- None.

 (r)      -- Financial data schedule.

------------------
(a) Previously filed pursuant to the Electronic Data Gathering, Analysis and Retrieval ('EDGAR') phase-in requirements on November 7, 1995 as an exhibit to Amendment No. 11 to the Registration Statement.

(b) Filed as an Exhibit to Registrant's Registration Statement on Form N-2 (File No. 33-56391) under the Securities Act of 1933, as amended (the '1933 Act').

(c) Reference is made to Article V, Article VI (Sections 2, 3, 4, 5 and 6),
    Article VII, Article VIII, Article X, Article XI, Article XII and Article XIII of the Registrant's Articles of Incorporation, filed herewith as Exhibit (a) to the Registration Statement; and to Article II, Article III (Sections 1, 3, 5, and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant's By-Laws, previously filed as Exhibit (b) to the Registration Statement.

(d) Previously filed as an Exhibit to Registrant's Schedule 13E-4 (File No. 333-15973) under the Securities Exchange Act of 1934 on June 17, 1997.

ITEM 25.  MARKETING ARRANGEMENTS.

     See Exhibits (h)(1) and (h)(2).

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement.

Registration.................................................................    $151,516
Printing (other than stock certificates).....................................      75,000
Legal fees and expenses......................................................      10,000
NASD fees....................................................................      30,500
                                                                                 --------
Total........................................................................    $267,016
                                                                                 --------

                                                                                 --------

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES.

                                                                                                       NUMBER OF
                                                                                                        HOLDERS
TITLE OF CLASS                                                                                      AUGUST 31, 1997
-------------------------------------------------------------------------------------------------   ---------------
Shares of Common Stock,
  par value $0.10 per share......................................................................       106,079

------------------
Note: The number of holders shown above includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated ('Merrill Lynch').

ITEM 29.  INDEMNIFICATION.

     Reference is made to Article IV of the Registrant's Articles of Incorporation, Article VI of the Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreement.

     Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940, as amended (the '1940 Act'), may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii)
(a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, of (b) a majority of a quorum of the Registrant's disinterested, non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

     In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the 1933 Act, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     Merrill Lynch Asset Management, L.P. (the 'Investment Adviser' or 'MLAM') acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short- Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM) and the following closed-end registered investment companies: Merrill Lynch High Income Municipal Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisory Trust.

     Fund Asset Management, L.P. ('FAM'), an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end registered investment companies: Apex Municipal Fund Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Debt Strategies Fund, Inc. Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniHoldings Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings New York Insured Fund, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield

New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc. and WorldWide DollarVest Fund, Inc.

     The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02110-2646. The address of the Investment Adviser, FAM, Princeton Services, Inc. ('Princeton Services') and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch and Merrill Lynch & Co., Inc. ('ML&Co.') is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services, Inc. ('MLFDS') is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

     Set forth below is a list of each executive officer and director of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since
August 31, 1995 for his, her or its own account or in the capacity of director, officer, employee, partner or trustee. In addition, Mr. Zeikel is President, Mr. Glenn is Executive Vice President and Mr. Richard is Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 30. Messrs. Zeikel, Glenn and Richard also hold the same position with all or substantially all of the investment companies advised by FAM as they do with those advised by the Investment Adviser. Messrs. Giordano, Harvey, Kirstein and Monagle are directors or officers of one or more of such companies.

                            POSITION WITH
                             INVESTMENT         OTHER SUBSTANTIAL BUSINESS,
          NAME                 ADVISER      PROFESSION, VOCATION OR EMPLOYMENT
-------------------------  ---------------  -----------------------------------
ML&Co....................  Limited Partner  Financial Services Holding Company;
                                            Limited Partner of FAM
Princeton Services.......  General Partner  General Partner of FAM

Arthur Zeikel............  President        President of FAM; President and
                                            Director of Princeton Services;
                                              Executive Vice President of
                                              ML&Co.

Terry K. Glenn...........  Executive Vice   Executive Vice President of FAM;
                             President      Executive Vice President and
                                              Director of Princeton Services;
                                              President and Director of MLFD;

                                              Director of MLFDS; President of
                                              Princeton Administrators, L.P.

Linda L. Federici........  Senior Vice      Senior Vice President of FAM
                           President

Vincent R. Giordano......  Senior Vice      Senior Vice President of FAM;
                           President        Senior Vice President of Princeton
                                              Services

Elizabeth Griffin........  Senior Vice      Senior Vice President of FAM;
                           President        Senior Vice President of Princeton
                                              Services

Norman R. Harvey.........  Senior Vice      Senior Vice President of FAM;
                           President        Senior Vice President of Princeton
                                              Services

Michael J. Hennewinkel...  Senior Vice      Senior Vice President of FAM;
                           President        Senior Vice President of Princeton
                                              Services

Philip L. Kirstein.......  Senior Vice      Senior Vice President, General
                             President,     Counsel and Secretary of FAM;
                             General          Senior Vice President, General
                             Counsel and      Counsel, Director and Secretary
                             Secretary        of Princeton Services

Ronald M. Kloss..........  Senior Vice      Senior Vice President and
                           President and    Controller of FAM; Senior Vice
                             Controller       President and Controller of
                                              Princeton Services

Debra Landsman-Yaros.....  Senior Vice      Senior Vice President of FAM
                           President

Stephen M. M. Miller.....  Senior Vice      Executive Vice President of
                           President        Princeton Administrators, L.P.;
                                              Senior Vice President of
                                              Princeton Services

Joseph T. Monagle, Jr....  Senior Vice      Senior Vice President of FAM;
                           President        Senior Vice President of Princeton
                                              Services


                            POSITION WITH
                             INVESTMENT         OTHER SUBSTANTIAL BUSINESS,

          NAME                 ADVISER      PROFESSION, VOCATION OR EMPLOYMENT
-------------------------  ---------------  -----------------------------------
Michael L. Quinn.........  Senior Vice      Senior Vice President of FAM;
                           President        Senior Vice President of Princeton
                                              Services; Managing Director and
                                              First Vice President of Merrill
                                              Lynch from 1989 to 1995

Richard L. Reller........  Senior Vice      Senior Vice President of FAM;
                           President        Senior Vice President of Princeton
                                              Services; Director of MLFD

Gerald M. Richard........  Senior Vice      Senior Vice President and Treasurer
                           President and    of FAM; Senior Vice President and
                             Treasurer        Treasurer of Princeton Services;
                                              Vice President and Treasurer of
                                              MLFD

Gregory Upah.............  Senior Vice      Senior Vice President of FAM
                           President

Ronald L. Welburn........  Senior Vice      Senior Vice President of FAM;
                           President        Senior Vice President of Princeton
                                              Services

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and MLFDS, 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 32.  MANAGEMENT SERVICES.

     Not Applicable.

ITEM 33.  UNDERTAKINGS.

     (a) Registrant undertakes to suspend offerings of the shares of Common Stock covered hereby until it amends its Prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share of Common Stock declines more than 10 percent from its net asset value per share of Common Stock as of the effective date of this Registration Statement, or (2) its net asset value per share of Common Stock increases to an amount greater than its net proceeds as stated in the Prospectus contained herein.

     (b) The undersigned registrant hereby undertakes:

      (1) To file during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement.


             (i) To include any prospectus required by section 10(a)(3) of the 1933 Act;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which individually or in the aggregate represent a fundamental change in the information set forth in the Registration Statement; and

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

      (2) That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 6th day of November, 1997.

                                   MERRILL LYNCH SENIOR FLOATING RATE FUND, INC. (Registrant)

                                   By:        /s/ TERRY K. GLENN
                                       ----------------------------------
                                               (Terry K. Glenn,
                                          Executive Vice President)

     Each person whose signature appears below hereby authorizes Arthur Zeikel, Terry K. Glenn or Gerald M. Richard, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                SIGNATURE                                      TITLE                             DATE
------------------------------------------  -------------------------------------------   ------------------

            /s/ ARTHUR ZEIKEL               President (Principal Executive Officer) and     November 6, 1997
------------------------------------------  Director
             (Arthur Zeikel)

          /s/ GERALD M. RICHARD             Treasurer (Principal Financial and              November 6, 1997
------------------------------------------  Accounting Officer)
           (Gerald M. Richard)

           /s/ RONALD W. FORBES             Director                                        November 6, 1997
------------------------------------------
            (Ronald W. Forbes)

        /s/ CYNTHIA A. MONTGOMERY           Director                                        November 6, 1997
------------------------------------------
         (Cynthia A. Montgomery)

          /s/ CHARLES C. REILLY             Director                                        November 6, 1997
------------------------------------------
           (Charles C. Reilly)


                                            Director
------------------------------------------
             (Kevin A. Ryan)

           /s/ RICHARD R. WEST              Director                                        November 6, 1997
------------------------------------------
            (Richard R. West)

                                      C-7

                                 EXHIBIT INDEX

EXHIBIT
LETTER    DESCRIPTION
-------   -----------------------------------------------------------------------------------------------------
  (l)      --   Opinion of Brown & Wood LLP, counsel to the Registrant
  (n)      --   Consent of Deloitte & Touche LLP, independent auditors for the Registrant
  (r)      --   Financial Data Schedule

                                      C-8